     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2005


                                               File Nos. 333-57017 and 811-08821

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                        PRE-EFFECTIVE AMENDMENT NO. __/ /


                       POST-EFFECTIVE AMENDMENT NO. 18 /X/


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 /X/


                              AMENDMENT NO. 19 /X/


                              RYDEX VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
               (Address of Principal Executive Offices, Zip Code)

                                  (301)296-5100
              (Registrant's Telephone Number, including Area Code )

                               Carl G. Verboncoeur
                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Ave, N.W.
                             Washington, D.C. 20004

     It is proposed that this filing will become effective (check appropriate box):


     /X/    Immediately upon filing pursuant to paragraph (b) of rule 485


     / /    On (date) pursuant to paragraph (b)(1)(v) of rule 485

     / /    60 days after filing pursuant to paragraph (a)(1) of rule 485

     / /    On (date) pursuant to paragraph (a)(1) of rule 485

     / /    75 days after filing pursuant to paragraph (a)(2) of rule 485
     / /    On (date) pursuant to paragraph (a)(2) of Rule 485.

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2005


BENCHMARKFUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
JUNO
MEDIUS
MEKROS
LARGE-CAP EUROPE
LARGE-CAP JAPAN
LARGE-CAP VALUE
LARGE-CAP GROWTH
MID-CAP VALUE
MID-CAP GROWTH
INVERSE MID-CAP
SMALL-CAP VALUE
SMALL-CAP GROWTH
INVERSE SMALL-CAP
TITAN 500
TEMPEST 500
VELOCITY 100
VENTURE 100
LONG DYNAMIC DOW 30
INVERSE DYNAMIC DOW 30

STRATEGIC FUNDS
SECTOR ROTATION
CORE EQUITY

MONEY MARKET FUND
U.S. GOVERNMENT MONEY
MARKET

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
REAL ESTATE
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX INVESTMENTS ESSENTIAL FOR MODERN MARKETS(TM) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100


BENCHMARK FUNDS

SECTOR FUNDS

STRATEGIC FUNDS

MONEY MARKET FUND


Rydex Variable Trust (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds") which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Juno Fund, Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, Venture 100 Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Long Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

STRATEGIC FUNDS - Sector Rotation Fund and Core Equity Fund

MONEY MARKET FUND - U.S. Government Money Market Fund


Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

-  MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY
-  ARE NOT FEDERALLY INSURED
-  ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY
-  ARE NOT BANK DEPOSITS
-  ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

     TABLE OF CONTENTS

     BENCHMARK FUNDS
5    COMMON RISK/RETURN INFORMATION
6    NOVA FUND
8    URSA FUND
10   OTC FUND
12   ARKTOS FUND
14   U.S. GOVERNMENT BOND FUND
16   JUNO FUND
18   MEDIUS FUND
20   MEKROS FUND
22   LARGE-CAP EUROPE FUND
24   LARGE-CAP JAPAN FUND
26   LARGE-CAP VALUE FUND
28   LARGE-CAP GROWTH FUND
30   MID-CAP VALUE FUND
32   MID-CAP GROWTH FUND
34   INVERSE MID-CAP FUND
36   SMALL-CAP VALUE FUND
38   SMALL-CAP GROWTH FUND
40   INVERSE SMALL-CAP FUND
42   TITAN 500 FUND
44   TEMPEST 500 FUND
46   VELOCITY 100 FUND
48   VENTURE 100 FUND
50   LONG DYNAMIC DOW 30 FUND
52   INVERSE DYNAMIC DOW 30 FUND

     SECTOR FUNDS
54   COMMON RISK/RETURN INFORMATION
55   BANKING FUND
57   BASIC MATERIALS FUND
59   BIOTECHNOLOGY FUND
61   CONSUMER PRODUCTS FUND
63   ELECTRONICS FUND
65   ENERGY FUND
67   ENERGY SERVICES FUND
69   FINANCIAL SERVICES FUND
71   HEALTH CARE FUND
73   INTERNET FUND
75   LEISURE FUND
77   PRECIOUS METALS FUND
79   REAL ESTATE FUND
81   RETAILING FUND
83   TECHNOLOGY FUND
85   TELECOMMUNICATIONS FUND
87   TRANSPORTATION FUND
89   UTILITIES FUND

     STRATEGIC FUNDS
91   SECTOR ROTATION FUND
93   CORE EQUITY FUND

     MONEY MARKET FUND
95   U.S. GOVERNMENT MONEY MARKET FUND

97   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

101  PURCHASING AND REDEEMING SHARES

103  DIVIDENDS, DISTRIBUTIONS, AND TAXES

103  MANAGEMENT OF THE FUNDS

105  FINANCIAL HIGHLIGHTS

138  BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

ARKTOS FUND

U.S. GOVERNMENT BOND FUND

JUNO FUND

MEDIUS FUND

MEKROS FUND

LARGE-CAP EUROPE FUND

LARGE-CAP JAPAN FUND

TITAN 500 FUND

TEMPEST 500 FUND

VELOCITY 100 FUND

VENTURE 100 FUND

LARGE-CAP VALUE FUND

LARGE-CAP GROWTH FUND

MID-CAP VALUE FUND

MID-CAP GROWTH FUND

INVERSE MID-CAP FUND

SMALL-CAP VALUE FUND

SMALL-CAP GROWTH FUND

INVERSE SMALL-CAP FUND

LONG DYNAMIC DOW 30 FUND

INVERSE DYNAMIC DOW 30 FUND


COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.


ACTIVE TRADING RISK - A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closing of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities and may enter into swap agreements. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

1998     30.06%
1999     23.28%
2000    -20.30%
2001    -23.58%
2002    -35.72%
2003     39.19%
2004     14.62%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -26.76% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                           NOVA FUND           S&P 500 INDEX (2)
------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                14.62%                 10.89%
PAST FIVE YEARS                                              -8.98%                 -2.30%
SINCE INCEPTION (05/07/97)                                    2.66%                  6.91%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.75%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS              10 YEARS
------------------------------------------------------------------------------
 $  153                 $   476                 $   822              $  1,796

URSA FUND
FUND INFORMATION

FUND OBJECTIVE

The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


1998    -21.93%
1999    -15.06%
2000     16.05%
2001     14.99%
2002     21.64%
2003    -23.78%
2004    -10.05%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.71% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                           URSA FUND             S&P 500 INDEX(2)
-------------------------------------------------------------------------------------------------
PAST ONE YEAR                                               -10.05%                   10.89%
PAST FIVE YEARS                                               2.16%                   -2.30%
SINCE INCEPTION (06/09/97)(3)                                -5.80%                    6.17%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

FEES AND EXPENSES OF THE FUND

This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.


SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.90%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.62%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  170                 $   527                 $   909               $  1,977

OTC FUND
FUND INFORMATION

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns.
Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

1998     83.76%
1999    101.32%
2000    -38.19%
2001    -35.17%
2002    -38.85%
2003     45.41%
2004      9.35%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                           OTC FUND            NASDAQ 100 INDEX(2)
--------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                 9.35%                   10.43%
PAST FIVE YEARS                                             -17.18%                  -15.25%
SINCE INCEPTION (05/07/97)                                    5.76%                    7.85%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET, INC. ("NASDAQ"). RETURNS REFLECT NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.75%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.47%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $  154                 $   479                $   827               $  1,807

ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE

The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into swap agreements.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Arktos Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002     33.85%
2003    -37.37%
2004    -11.83%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.20% (QUARTER ENDED JUNE 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -18.97% (QUARTER ENDED DECEMBER 31, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                            ARKTOS             NASDAQ 100 INDEX(2)
--------------------------------------------------------------------------------------------------
PAST ONE YEAR                                               -11.83%                  10.43%
SINCE INCEPTION (05/21/2001)                                 -3.73%                  -6.32%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET, INC. ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.


SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.90%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.64%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $  172                 $   534                $   919               $  2,000

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE


The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that may affect the value of its shares, including:


FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

1998     12.86%
1999    -20.45%
2000     20.16%
2001      0.08%
2002     18.62%
2003     -0.64%
2004      8.42%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.53% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                         U.S. GOVERNMENT         LEHMAN LONG
                                                            BOND FUND        TREASURY BOND INDEX(2)
---------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                 8.42%                  7.70%
PAST FIVE YEARS                                               8.98%                 10.07%
SINCE INCEPTION (08/18/97)(3)                                 5.80%                  8.45%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
     12, 1997, -3.30%.

FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.50%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.21%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $  127                 $   396                $   684               $  1,506

JUNO FUND
FUND INFORMATION

FUND OBJECTIVE


The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.


If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's benchmark is to perform, on a daily basis, exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Fund enters into short sales and swap transactions, and engages in futures and options transactions. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Juno Fund is subject to a number of other risks that may affect the value of its shares, including:


FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Juno Fund for one year and as an average over different periods of time. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2004    -10.67%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 5.97% (QUARTER ENDED JUNE 30, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -7.49% (QUARTER ENDED MARCH 31, 2004).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                                                  LEHMAN LONG
                                                             JUNO             TREASURY BOND INDEX(2)
----------------------------------------------------------------------------------------------------
PAST ONE YEAR                                               -10.67%                  7.70%
SINCE INCEPTION (05/01/03)                                   -6.94%                  4.59%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                    .90%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    4.12%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 5.02%



EXAMPLE


This Example is intended to help you compare the cost of investing in the shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  527                  $ 1,577                $ 2,621               $  5,207

MEDIUS FUND
FUND INFORMATION

FUND OBJECTIVE

The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.


PRINCIPAL INVESTMENT STRATEGY



The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.



PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Medius Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002     -24.44%
2003      52.43%
2004      22.14%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 27.44% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -25.33% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                S&P MIDCAP 400
                                                             MEDIUS                INDEX(2)
----------------------------------------------------------------------------------------------
PAST ONE YEAR                                                22.14%                 16.48%
SINCE INCEPTION (10/01/2001)                                 19.46%                 16.06%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                   0.90%
   DISTRIBUTION (12b-1) FEES                                                         NONE
   OTHER EXPENSES                                                                    0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.64%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  172                  $   534                $   919               $  2,000

MEKROS FUND
FUND INFORMATION

FUND OBJECTIVE

The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000 Index(R).

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.


PRINCIPAL INVESTMENT STRATEGY



The Fund invests principally in securities of companies included on the Russell 2000 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.



PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.


SMALL ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Mekros Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -35.45%
2003     64.28%
2004     25.20%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 34.94% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -30.50% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                             MEKROS      RUSSELL 2000 INDEX(2)
----------------------------------------------------------------------------------------------
PAST ONE YEAR                                                25.20%             18.33%
SINCE INCEPTION (10/01/2001)                                 18.00%             17.92%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE RUSSELL 2000 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANYS' PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES OR EXPENSES. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                       NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                     0.90%
   DISTRIBUTION (12b-1) FEES                                                           NONE
   OTHER EXPENSES                                                                      0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.65%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                  5 YEARS             10 YEARS
-------------------------------------------------------------------------------
 $  173                  $   537                  $   925            $  2,011

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE

The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM).

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.


PRINCIPAL INVESTMENT STRATEGY



The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.



PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. markets using fair value prices. Due to the difference in times between the close of the European markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Large-Cap Europe Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -28.35%
2003     43.08%
2004     16.15%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 27.39% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -28.86% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                       LARGE-CAP EUROPE    DOW JONES STOXX 50 INDEX(2)
------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                               16.15%                    4.30%
SINCE INCEPTION (10/01/2001)                                 9.27%                   -4.69%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEX(SM) AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX VARIABLE TRUST.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                 NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                               0.90%
   DISTRIBUTION (12b-1) FEES                                                                     NONE
   OTHER EXPENSES                                                                                0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                             1.64%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                3 YEARS                 5 YEARS                10 YEARS
-------------------------------------------------------------------------------
 $  172                $   534                 $   919                $  2,000

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND OBJECTIVE

The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.


PRINCIPAL INVESTMENT STRATEGY



The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment adviser will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.



PRINCIPAL RISKS


In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - The value of securities denominated in Japanese yen can change when the Japanese yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - The price of the Fund is calculated at the close of the U.S. markets using fair value prices. Due to the difference in times between the close of the Japanese markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. The Fund, on a daily basis, is priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for this Fund may be higher than other Rydex Benchmark Funds.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Large-Cap Japan Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -16.20%
2003     37.62%
2004     10.33%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 24.29% (QUARTER ENDED SEPTEMBER 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -17.53% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                       LARGE-CAP JAPAN     TOPIX 100 INDEX (2)
----------------------------------------------------------------------------------------------
PAST ONE YEAR                                              10.33%                6.76%
SINCE INCEPTION (10/01/2001)                                3.41%               -0.03%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE TOPIX 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.90%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.63%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  171                 $   531                 $   914               $  1,988

LARGE-CAP VALUE FUND
FUND INFORMATION

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large cap value securities. The Fund's current benchmark is the S&P 500/Barra Value Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Large-Cap Value Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.70%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.45%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  152                 $   473                 $   816               $  1,784

LARGE-CAP GROWTH FUND
FUND INFORMATION

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Barra Growth Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Large-Cap Growth Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  153                 $   476                 $   822               $  1,796

MID-CAP VALUE FUND
FUND INFORMATION

FUND OBJECTIVE

The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid cap value securities. The Fund's current benchmark is the S&P MidCap 400/Barra Value Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of large-capitalization companies, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Mid-Cap Value Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.48%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  155                 $   482                 $   832               $  1,819

MID-CAP GROWTH FUND
FUND INFORMATION

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Barra Growth Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Mid Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Mid-Cap Growth Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  153                 $   476                 $   822               $  1,796

INVERSE MID-CAP FUND
FUND INFORMATION

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400 Index (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospectus. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Inverse Mid-Cap Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.90%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.62%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  170                 $   527                 $   909               $  1,977

SMALL-CAP VALUE FUND
FUND INFORMATION

FUND OBJECTIVE

The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Value Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of larger-capitalization companies, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Small-Cap Value Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  153                 $   476                 $   822               $  1,796

SMALL-CAP GROWTH FUND
FUND INFORMATION

FUND OBJECTIVE

The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Barra Growth Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SMALL ISSUER RISK - In comparison to securities of larger-capitalization companies, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger-capitalization companies.

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Small-Cap Growth Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                      0.75%
   DISTRIBUTION (12b-1) FEES                                                            NONE
   OTHER EXPENSES                                                                       0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  153                 $   476                 $   822               $  1,796

INVERSE SMALL-CAP FUND
FUND INFORMATION

FUND OBJECTIVE

The Inverse Small-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is inverse of the performance of the Russell 2000 Index(R) (the "underlying index").

If the fund meets its objectives, the value of the Fund's shares tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the funds shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Inverse Small-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

SMALL ISSUER RISK - In comparison to securities of larger-capitalization companies, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospectus. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments that larger-capitalization companies.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Inverse Small-Cap Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                       0.90%
  DISTRIBUTION (12b-1) FEES                                                             NONE
  OTHER EXPENSES                                                                        0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.65%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Inverse Small-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS                10 YEARS
-------------------------------------------------------------------------------
 $ 173                   $ 537                  $ 925                 $  2,011

TITAN 500 FUND
FUND INFORMATION

FUND OBJECTIVE

The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Titan 500 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Titan 500 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


TRADING HALT RISK - If a trading halt occurs, the Fund may be temporarily unable to purchase or sell options or futures contracts. Such a trading halt near the time of the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Titan 500 Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002   -46.00%
2003    54.94%
2004    16.90%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.24% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -33.86% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                                         TITAN 500      S&P 500 INDEX (2)
---------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                             16.90%             10.89%
SINCE INCEPTION (10/01/2001)                                               4.91%              6.66%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.65%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Titan 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 173                   $ 537                  $ 925                $  2,011

TEMPEST 500 FUND
FUND INFORMATION

FUND OBJECTIVE

The Tempest 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Tempest 500 Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Tempest 500 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

TRADING HALT RISK - If a trading halt occurs, the Fund may be temporarily unable to purchase or sell options or futures contracts. Such a trading halt near the time of the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes up.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Tempest 500 Fund has not yet commenced operations and therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES*                                                                          0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.65%


* OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Tempest 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                          1 YEAR                  3 YEARS
                         ---------------------------------
                          $ 173                    $ 537

VELOCITY 100 FUND
FUND INFORMATION

FUND OBJECTIVE

The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Velocity 100 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Velocity 100 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


TRADING HALT RISK - If a trading halt occurs, the Fund may be temporarily unable to purchase or sell options or futures contracts. Such a trading halt near the time of the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) Index goes down.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Velocity 100 Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -69.46%
2003     98.63%
2004     14.21%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.14% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -50.46% (QUARTER ENDED JUNE 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                                          VELOCITY 100   NASDAQ 100 INDEX (2)
-------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                14.21%             10.43%
SINCE INCEPTION (10/01/2001)                                                  2.39%             11.11%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET, INC. ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.65%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Velocity 100 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 173                   $ 537                  $ 925                $  2,011

VENTURE 100 FUND
FUND INFORMATION

FUND OBJECTIVE

The Venture 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Venture 100 Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Venture 100 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

TRADING HALT RISK - If a trading halt occurs, the Fund may be temporarily unable to purchase or sell options or futures contracts. Such a trading halt near the time of the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes up.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Venture 100 Fund has not yet commenced operations and therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES*                                                                          0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.65%


* OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Venture 100 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                           1 YEAR                 3 YEARS
                          --------------------------------
                           $ 173                   $ 537

LONG DYNAMIC DOW 30 FUND
FUND INFORMATION

FUND OBJECTIVE

The Long Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial Average (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the value of the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities.

Under normal circumstances, the Long Dynamic Dow 30 Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform similarly to those of the underlying index. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Long Dynamic Dow 30 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the Dow Jones Industrial Average to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average goes down.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Long Dynamic Dow 30 Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                                        NONE
  OTHER EXPENSES                                                                           0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.63%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Long Dynamic Dow 30 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 171                   $ 531                  $ 914                $  1,988

INVERSE DYNAMIC DOW 30 FUND
FUND INFORMATION

FUND OBJECTIVE

The Inverse Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Dow Jones Industrial Average (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Inverse Dynamic Dow 30 Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. This is a non-fundamental policy that can be changed by the Inverse Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS



In addition to the risks common to investing in any Benchmark Fund, the Inverse Dynamic Dow 30 Fund is subject to a number of other risks that may affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin account maintenance costs, which may negatively impact the performance of the Fund.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the Dow Jones Industrial Average to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average goes up.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Inverse Dynamic Dow 30 Fund commenced operations on May 3, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.90%
  DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                                        NONE
  OTHER EXPENSES                                                                           0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.62%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Inverse Dynamic Dow 30 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 170                   $ 527                  $ 909                $  1,977

RYDEX SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

REAL ESTATE FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND


COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of a Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

ACTIVE TRADING RISK - A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.


SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.



EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges will result in the Funds being unable to sell or buy securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading loss.

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:


BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Banking Fund both year by year and as an average over different periods of time. For investment activities prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

2002    -0.78%
2003    31.74%
2004    14.74%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.53% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -13.85% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31,2004)(1)


                                                                       BANKING       S&P 500 INDEX (2)
------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                           14.74%            10.89%
SINCE INCEPTION (05/02/2001)                                            11.95%             0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 167                   $ 518                  $ 892                $  1,943

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


RISK CONSIDERATIONS



In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:


BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -12.75%
2003     31.46%
2004     20.83%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.09% (QUARTER ENDED DECEMBER 31, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -23.95% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                                         BASIC MATERIALS   S&P 500 INDEX (2)
------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                 20.83%            10.89%
SINCE INCEPTION (05/02/2001)                                                   8.36%             0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 167                   $ 518                  $ 892                $  1,943

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:


BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002    -45.35%
2003     42.11%
2004      1.10%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.15% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -32.74% (QUARTER ENDED JUNE 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                          BIOTECHNOLOGY          S&P 500 INDEX (2)
------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                    1.10%                10.89%
SINCE INCEPTION (05/02/2001)                                                    -6.72%                 0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                5 YEARS               10 YEARS
------------------------------------------------------------------------------
 $ 167                   $ 518                  $ 892                $  1,943

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:


CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002       -3.61%
2003       21.86%
2004       13.30%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.29% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -10.85% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                       CONSUMER PRODUCTS        S&P 500 INDEX (2)
-----------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                13.30%                  10.89%
SINCE INCEPTION (05/29/2001)                                                  8.67%                   0.41%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  167                  $   518                 $   892               $  1,943

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:


ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Electronics Fund both year by year and as an average over different periods of time. For investment activities prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

2002      -48.21%
2003       69.82%
2004      -21.98%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 26.45% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -38.25% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                             ELECTRONICS        S&P 500 INDEX (2)
-----------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                  -21.98%                10.89%
SINCE INCEPTION (08/03/2001)                                                   -15.35%                 1.64%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                         0.85%
   DISTRIBUTION (12b-1) FEES                                                               NONE
   OTHER EXPENSES                                                                          0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  167                  $   518                 $   892               $  1,943

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:


ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -13.51%
2003       23.01%
2004       32.27%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.90% (QUARTER ENDED DECEMBER 31, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -17.97% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                              ENERGY           S&P 500 INDEX (2)
----------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                  32.27%               10.89%
SINCE INCEPTION (05/29/2001)                                                    4.91%                0.41%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  166                  $   515                 $   887               $  1,932

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:


ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -12.07%
2003        8.41%
2004       33.74%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.26% (QUARTER ENDED SEPTEMBER 30, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -18.84% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                          ENERGY SERVICES      S&P 500 INDEX (2)
----------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                 33.74%                10.89%
SINCE INCEPTION (05/02/2001)                                                  -2.70%                 0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  166                  $   515                 $   887               $  1,932

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:


FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -15.10%
2003       28.92%
2004       17.12%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.22% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -19.17% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                        FINANCIAL SERVICES      S&P 500 INDEX (2)
-----------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                 17.12%                10.89%
SINCE INCEPTION (07/20/2001)                                                   6.07%                 1.72%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                           NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                          0.85%
  DISTRIBUTION (12b-1) FEES                                                                NONE
  OTHER EXPENSES                                                                           0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  167                  $   518                 $   892               $  1,943

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:


HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -21.31%
2003       29.77%
2004        6.22%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.44% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -16.57% (QUARTER ENDED JUNE 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                         HEALTH CARE           S&P 500 INDEX (2)
--------------------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                               6.22%                   10.89%
SINCE INCEPTION (06/19/2001)                                                                0.94%                    1.67%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                                       0.85%
  DISTRIBUTION (12b-1) FEES                                                                             NONE
  OTHER EXPENSES                                                                                        0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  167                  $   518                 $   892               $  1,943

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support that impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:


INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -43.34%
2003       64.39%
2004       15.87%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS
31.55 (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -30.83% (QUARTER ENDED JUNE 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                         INTERNET             S&P 500 INDEX (2)
-------------------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                              15.87%                  10.89%
SINCE INCEPTION (05/24/2001)                                                              -10.13%                  -0.14%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                                       0.85%
  DISTRIBUTION (12b-1) FEES                                                                             NONE
  OTHER EXPENSES                                                                                        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  166                  $   515                 $   887               $  1,932

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:


LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002      -14.76%
2003       34.89%
2004       23.86%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.59% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -17.30% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                           LEISURE            S&P 500 INDEX (2)
-------------------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                               23.86%                 10.89%
SINCE INCEPTION (05/22/2001)                                                                 0.84%                 -0.48%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                                       0.85%
  DISTRIBUTION (12b-1) FEES                                                                             NONE
  OTHER EXPENSES                                                                                        0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  166                  $   515                 $   887               $  1,932

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:


PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.


[CHART]

1998      -17.24%
1999       -3.58%
2000      -20.63%
2001       12.99%
2002       45.59%
2003       40.90%
2004      -14.21%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.42% (QUARTER ENDED MARCH 31, 2002 AND THE LOWEST RETURN FOR A QUARTER WAS -20.72% (QUARTER ENDED JUNE 30, 2004).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                    PRECIOUS METALS FUND      S&P 500 INDEX (2)
-------------------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                             -14.21%                  10.89%
PAST FIVE YEARS                                                                             9.56%                  -2.30%
SINCE INCEPTION (05/29/97)                                                                 -1.61%                   6.46%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                                       0.75%
  DISTRIBUTION (12b-1) FEES                                                                             NONE
  OTHER EXPENSES                                                                                        0.71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.46%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  153                  $   476                 $   822               $  1,796

REAL ESTATE FUND
FUND INFORMATION

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:


REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the Real Estate Fund both year by year and as an average over different periods of time. For investment activities prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

2002      -1.12%
2003      30.31%
2004      29.54%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 14.32% (QUARTER ENDED DECEMBER 31, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -9.37% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                                                                         REAL ESTATE          S&P 500 INDEX (2)
-------------------------------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                                               29.54%                 10.89%
SINCE INCEPTION (10/01/2001)                                                                18.53%                  6.66%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                        NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                                       0.85%
  DISTRIBUTION (12b-1) FEES                                                                             NONE
  OTHER EXPENSES                                                                                        0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                    1.59%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                  3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  167                  $   518                 $   892               $  1,943

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:


RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]


2002          -21.91%
2003           35.27%
2004           10.06%



DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.69% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -17.72% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                 RETAILING FUND        S&P 500 INDEX (2)
---------------------------------------------------------------------------------------
PAST ONE YEAR                                        10.06%                 10.89%
SINCE INCEPTION (07/23/2001)                          5.26%                  2.21%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER  FEES                                                                                 NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.85%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  166                 $   515                 $   887              $   1,932

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:


TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002          -39.11%
2003           61.32%
2004            1.15%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 27.34% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -26.87% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                TECHNOLOGY           S&P 500 INDEX(2)
------------------------------------------------------------------------------------
PAST ONE YEAR                                      1.15%                 10.89%
SINCE INCEPTION (05/02/2001)                      -7.90%                  0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.85%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
--------------------------------------------------------------------------------
 $  166                 $   515                 $   887               $  1,932

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:


TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002          -39.58%
2003           33.68%
2004           12.68%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 38.10% (QUARTER ENDED DECEMBER 31, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -28.27% (QUARTER ENDED JUNE 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                       TELECOMMUNICATIONS      S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                 12.68%                 10.89%
SINCE INCEPTION (07/27/2001)                  -5.58%                  1.85%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.85%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.58%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                3 YEARS                 5 YEARS                10 YEARS
--------------------------------------------------------------------------------
 $  166                $   515                 $   887                $  1,932

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:


TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002          -11.68%
2003           20.51%
2004           22.99%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.88% (QUARTER ENDED DECEMBER 31, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -17.89% (QUARTER ENDED SEPTEMBER 30, 2003).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                         TRANSPORTATION        S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                22.99%                 10.89%
SINCE INCEPTION (06/11/2001)                  7.13%                  0.70%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.85%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.57%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                3 YEARS                 5 YEARS                10 YEARS
-------------------------------------------------------------------------------
 $  165                $   511                 $   881                $  1,921

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").


PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS



In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:


UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002          -32.83%
2003           25.40%
2004           17.31%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 20.68% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -22.51% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                            UTILITIES           S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                 17.31%                 10.89%
SINCE INCEPTION (05/02/2001)                  -8.55%                  0.44%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.85%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.57%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS                 5 YEARS               10 YEARS
-------------------------------------------------------------------------------
 $  165                 $   511                 $   881               $  1,921

SECTOR ROTATION FUND
FUND INFORMATION

FUND OBJECTIVE

The Sector Rotation Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on price momentum as determined by the recent performance of the various industries over the various near-term time periods. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.



PRINCIPAL RISKS



The Sector Rotation Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than funds that do not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.


SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.



INVESTMENT STYLE RISK - The Fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.



EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of the Sector Rotation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2002          -22.40%
2003           29.97%
2004           10.71%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 14.70% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -2.71% (QUARTER ENDED MARCH 31, 2003).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                        SECTOR ROTATION       S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                               10.71%                 10.89%
SINCE INCEPTION (05/01/2002)                 4.20%                  6.04%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION (S&P) ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.90%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.63%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                 3 YEARS               5 YEARS                 10 YEARS
-------------------------------------------------------------------------------
 $  171                 $   531               $   914                 $  1,988

CORE EQUITY FUND
FUND INFORMATION

FUND OBJECTIVE

The Core Equity Fund seeks long term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY


The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market. The Fund pursues its investment objective by investing through a combination of value-oriented and growth-oriented strategies across the small, medium and large market capitalization ranges.

The Advisor creates discrete style- and capitalization-based stock portfolios within the Fund that are designed to provide exposure to the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the total U.S. stock market. When utilized together, these six style segments are designed to provide broad exposure to the U.S. equity market. The Advisor uses a quantitative model to allocate the Fund's investments among these style segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.


PRINCIPAL RISKS



The Core Equity Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.


SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.



EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The Core Equity Fund has not yet commenced operations and therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES*                                                                               0.70%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES**                                                                               0.65%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.35%



* THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.



** OTHER EXPENSES ARE ESTIMATED.


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                         1 YEAR               3 YEARS
                        ------------------------------
                         $  163               $   505

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.


PRINCIPAL INVESTMENT STRATEGY


The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.


PRINCIPAL RISKS



The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:


INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE


The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance-related charges that had the effect of reducing returns. Subsequent periods do not reflect insurance charges which, if reflected, would similarly have the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

1998           2.22%
1999           3.92%
2000           5.20%
2001           2.77%
2002           0.47%
2003           0.01%
2004           0.23%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.00% (QUARTER ENDED MARCH 31, 2004).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004) (1)


                                   U.S. GOVERNMENT MONEY       90 DAY TREASURY
                                        MARKET FUND           COMPOSITE INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                             0.23%                     1.30%
PAST FIVE YEARS                           1.72%                     2.96%
SINCE INCEPTION (05/07/97)                2.30%                     3.72%


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD - Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares. OWNERS OF
VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLE AND EXAMPLE WERE TO REFLECT THE DEDUCTION OF
INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.



SHAREHOLDER FEES                                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                                0.50%
   DISTRIBUTION (12b-1) FEES                                                                      NONE
   OTHER EXPENSES                                                                                 0.69%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                              1.19%


EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


 1 YEAR                3 YEARS                   5 YEARS              10 YEARS
-------------------------------------------------------------------------------
 $  125                $   389                   $   673              $  1,483

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES

With the exception of the Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

The current benchmark used by each Fund is set forth below:

FUND                                                  BENCHMARK
------------------------------------------------------------------------------------------------------------------------------
NOVA FUND                                             150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX

OTC FUND                                              THE NASDAQ 100 INDEX(R)

ARKTOS FUND                                           INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

U.S. GOVERNMENT BOND FUND                             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

JUNO FUND                                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG TREASURY BOND

MEDIUS FUND                                           150% OF THE PERFORMANCE OF THE S&P MIDCAP 400(R) INDEX

MEKROS FUND                                           150% OF THE PERFORMANCE OF THE RUSSELL 2000 INDEX(R)

LARGE-CAP EUROPE FUND                                 125% OF THE PERFORMANCE OF THE DOW JONES STOXX 50(SM) INDEX

LARGE-CAP JAPAN FUND                                  125% OF THE PERFORMANCE OF THE TOPIX 100 INDEX

LARGE-CAP VALUE FUND                                  S&P 500/BARRA VALUE(R) INDEX

LARGE-CAP GROWTH FUND                                 S&P 500/BARRA GROWTH(R) INDEX

MID-CAP VALUE FUND                                    S&P MIDCAP 400/BARRA VALUE(R) INDEX

MID-CAP GROWTH FUND                                   S&P MIDCAP 400/BARRA GROWTH(R) INDEX

INVERSE MID-CAP FUND                                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P MIDCAP 400(R) INDEX

SMALL-CAP VALUE FUND                                  S&P SMALLCAP 600/BARRA VALUE(R) INDEX

SMALL-CAP GROWTH FUND                                 S&P SMALLCAP 600/BARRA GROWTH(R) INDEX

INVERSE SMALL-CAP FUND                                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE RUSSELL 2000 INDEX(R)

TITAN 500 FUND                                        200% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

TEMPEST 500 FUND                                      200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE S&P 500(R) INDEX

VELOCITY 100 FUND                                     200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

VENTURE 100 FUND                                      200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE NASDAQ 100 INDEX(R)

LONG DYNAMIC DOW 30 FUND                              200% OF THE PERFORMANCE OF THE DOW JONES INDUSTRIAL AVERAGE(SM)

INVERSE DYNAMIC DOW 30 FUND                           200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE DOW JONES INDUSTRIAL
                                                      AVERAGE(SM)

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the Nasdaq Stock Market, Inc. ("Nasdaq").


THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $272 million and $9 billion.



DOW JONES STOXX 50(SM) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2004, the Dow Jones Stoxx 50 Index(SM) included companies with an average capitalization of $1.4 billion.



TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2004, the Topix 100 Index included companies with an average capitalization of $184 million.



RUSSELL 2000 INDEX(R). The Russell 2000 Index(R) is composed of the 2,000 smallest companies in the Russell 3000 Index(R), representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 index(R) is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 31, 2004, the Russell 2000 Index(R) included companies with capitalizations between $16 million and $6.5 billion.


THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

S&P 500/BARRA VALUE INDEX. The S&P 500/Barra Value Index measures the performance of the companies included in the S&P 500 Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Value Index included companies with capitalizations between $742 million and $233 billion.



S&P 500/BARRA GROWTH INDEX. The S&P 500/Barra Growth Index measures the performance of the companies included in the S&P 500 Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P 500/Barra Growth Index included companies with capitalizations between $566 million and $1.6 billion.



S&P MIDCAP 400/BARRA VALUE INDEX. The S&P MidCap 400/Barra Value Index measures the performance of the companies included in the S&P MidCap 400 Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $272 million and $9 billion.



S&P MIDCAP 400/BARRA GROWTH INDEX. The S&P MidCap 400/Barra Growth Index measures the performance of the companies included in the S&P MidCap 400 Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $532 million and $9 billion.






S&P SMALLCAP 600/BARRA VALUE INDEX. The S&P SmallCap 600/Barra Value Index measures the performance of the companies included in the S&P SmallCap 600 Index that are characterized as "slower growing or undervalued" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $44 million and $3 billion.



S&P SMALLCAP 600/BARRA GROWTH INDEX. The S&P SmallCap 600/Barra Growth Index measures the performance of the companies included in the S&P SmallCap 600 Index that are characterized as "faster growing" based on price-to-book value calculations. As of December 31, 2004, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $109 million and $1 billion.






THE DOW JONES INDUSTRIAL AVERAGE(SM). The Dow Jones Industrial Average(SM) is a price-weighted index of 30 "blue-chip" U.S. stocks. The index is published by Dow Jones & Company, Inc. and the component stocks are selected by editors of the Wall Street Journal. The components tend to be market leaders in their respective industries and their stocks are typically widely held by individuals and institutional investors.


UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

   EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of the your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

   EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 150% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $15 (15% of $100) to $115. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $17.25 (15% of $115) to $97.75.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Investments (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Sector Rotation Fund and Core Equity Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, Tempest 500, Velocity 100, Venture 100, Long Dynamic Dow 30 and Inverse Dynamic Dow 30 Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Juno, Tempest 500, Venture 100, Inverse Mid-Cap, Inverse Small-Cap and Inverse Dynamic Dow 30 Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

SECTOR ROTATION FUND. Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries along with sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

CORE EQUITY FUND. The Advisor manages the Fund by maintaining exposure to each of six "style specific" and "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth segments of the market. The Advisor generally allocates the Fund's investments equally among the style segments and rebalances periodically using a quantitative methodology designed to reduce the Fund's volatility relative to the overall U.S. equity market. In selecting Fund investments, the Advisor considers a universe of approximately 3000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor classifies securities between growth and value styles based on relative price-to-book ratios and estimates of forecasted growth values. The Advisor classifies securities among the large, medium and small cap segments of the market based on relative market capitalization. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2000 companies to represent the small-cap segment. The Advisor may adjust the number of companies included in these various market segments, as appropriate, based on quantitative factors.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.


INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, VELOCITY 100, VENTURE 100, TITAN 500, TEMPEST 500, LONG DYNAMIC DOW 30, INVERSE DYNAMIC DOW 30 AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of a Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos, Velocity 100, and Venture 100 Funds' benchmark -- the Nasdaq 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:


     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.


     The risks associated with the Funds' use of futures and options contracts include:

     - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, ARKTOS, JUNO, TEMPEST 500, VENTURE 100, INVERSE MID-CAP, INVERSE SMALL-CAP, INVERSE DYNAMIC DOW 30 AND SECTOR ROTATION FUNDS)
- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the
interest earned by the Fund on the cash generated by the short sale.   To the
extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, CORE EQUITY, SECTOR ROTATION, MID-CAP VALUE, MID-CAP GROWTH, SMALL-CAP VALUE, SMALL-CAP GROWTH AND SECTOR FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK AND STRATEGIC FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus Day and Veterans' Day.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Benchmark Funds, Sector Funds and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders, and therefore, unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.



Unlike most other Rydex Funds, the Sector Rotation and Core Equity Funds (the "Strategic Funds") are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Strategic Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Sector Rotation and Core Equity Funds.


Rydex Investments will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Strategic Funds' policies and procedures described in this Prospectus and approved by the Strategic Funds' Board of Trustees. Currently, the Strategic Funds restrict shareholders to no more than one substantive redemption out of a Fund (by any means, including exchanges) followed by a purchase of the same Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor determines, in it sole discretion, could adversely affect management of a Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees also approved a redemption fee, however, to date the Strategic Funds have not implemented this option nor has it chosen to impose costs or administrative fees on shareholders. In the event the Strategic Funds decide to implement the redemption fee, such fee will be imposed uniformly by the Strategic Funds subject to the limitations discussed below. For purposes of applying the Strategic Funds' policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Sector Rotation and Core Equity Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Funds.


Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Sector Rotation and Core Equity Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by insurance companies, brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold exclusively through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned on an omnibus basis by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to enforce these policies (or assess any applicable redemption fee) will be solely dependent on the ability and willingness of the various insurance companies to assist in their enforcement. Thus, despite the Funds' policies and procedures, frequent trading could adversely affect the Funds and its long-term shareholders as discussed above.


NET ASSET VALUE


The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the close of the NYSE (currently, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.


In calculating NAV, each Fund, except for the Large-Cap Europe and Large-Cap Japan Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The Large-Cap Europe and Large-Cap Japan Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holdings and the amortized cost method can be found in the SAI.

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Fund which declare and pay dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.


TAXES


The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.


TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR


Rydex Investments (The "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds for over 10 years, and serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2004, based on the average daily net assets for each Fund, as set forth below:


FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA                                                                    .75%

URSA                                                                    .90%

OTC                                                                     .75%

ARKTOS                                                                  .90%

U.S. GOVERNMENT BOND                                                    .50%

JUNO                                                                    .90%

LARGE-CAP VALUE                                                         .75%

LARGE-CAP GROWTH                                                        .75%

MID-CAP VALUE                                                           .75%

MID-CAP GROWTH                                                          .75%

INVERSE MID-CAP                                                         .90%

SMALL-CAP VALUE                                                         .75%


FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
SMALL-CAP GROWTH                                                        .75%

INVERSE SMALL-CAP                                                       .90%

MEDIUS                                                                  .90%

MEKROS                                                                  .90%

LARGE-CAP EUROPE                                                        .90%

LARGE-CAP JAPAN                                                         .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                   .85%

PRECIOUS METALS                                                         .75%

SECTOR ROTATION                                                         .90%

CORE EQUITY*                                                            .70%

U.S. GOVERNMENT MONEY MARKET                                            .50%

TITAN 500                                                               .90%

TEMPEST 500                                                             .90%

VELOCITY 100                                                            .90%

VENTURE 100                                                             .90%

LONG DYNAMIC DOW 30                                                     .90%

INVERSE DYNAMIC DOW 30                                                  .90%


* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions in connection with the sale of Fund shares.


PORTFOLIO MANAGEMENT


The Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.


MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.


WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investments. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Strategy Committee, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University.

JIM KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Strategy Committee, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

NOVA FUND
FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. This information has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Registered Public Accounting Firm for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2004 Annual Report is incorporated by reference in the SAI.



                                                            YEAR            YEAR            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                                 $       7.21    $       5.18    $       8.67    $      13.88    $      18.57
                                                    ------------    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              .03             .01            (.01)            .30             .74
  Net Realized and Unrealized Gains (Losses) on
   Securities                                               1.02            2.02           (3.07)          (3.81)          (4.16)
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                1.05            2.03           (3.08)          (3.51)          (3.42)
  Distributions to Shareholders from:
   Net Investment Income                                     (--)^            --            (.41)          (1.70)           (.15)
   Net Realized Capital Gains                                 --              --              --              --           (1.12)
   Total Distributions                                       (--)^            --            (.41)          (1.70)          (1.27)
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                1.05            2.03           (3.49)          (5.21)          (4.69)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                        $       8.26    $       7.21    $       5.18    $       8.67    $      13.88
                                                    ============    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    14.62%          39.19%         (35.72)%        (23.58)%        (20.30)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.46%           1.54%           1.72%           1.45%           1.42%
  Net Expenses                                              1.46%           1.54%           1.72%           1.45%           1.42%
  Net Investment Income                                     0.41%           0.09%          (0.14)%          2.61%           4.45%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                                   654%            729%            570%              0%              0%
  Net Assets, End of Period (000's omitted)         $    130,200    $     81,816    $     34,017    $     60,941    $    178,118


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.


^    LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.003782097.

LARGE-CAP VALUE FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                              .12
  Net Realized and Unrealized Gains on Securities                           3.00
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 3.12
  Distributions to Shareholders from:
   Net Investment Income                                                    (.11)
   Net Realized Capital Gains                                               (.33)
   Total Distributions                                                      (.44)
                                                                    ------------
  Net Increase in Net Asset Value                                           2.68
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      27.68
                                                                    ============
TOTAL INVESTMENT RETURN                                                    12.49%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.45%**
  Net Expenses                                                              1.45%**
  Net Investment Income                                                     0.69%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                 983%
  Net Assets, End of Period (000's omitted)                         $     11,144



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--LARGE-CAP VALUE FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

LARGE-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                              .36
  Net Realized and Unrealized Gains on Securities                            .71
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 1.07
  Distributions to Shareholders from:
   Net Investment Income                                                    (.15)
   Net Realized Capital Gains                                               (.17)
   Total Distributions                                                      (.32)
                                                                    ------------
  Net Increase in Net Asset Value                                            .75
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      25.75
                                                                    ============
TOTAL INVESTMENT RETURN                                                     4.26%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.46%**
  Net Expenses                                                              1.46%**
  Net Investment Income                                                     2.12%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                               1,087%
  Net Assets, End of Period (000's omitted)                         $     20,012



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--LARGE-CAP GROWTH FUND.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                               --
  Net Realized and Unrealized Gains on Securities                           3.80
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 3.80
  Distributions to Shareholders from:
   Net Investment Income                                                     (--)^
   Net Realized Capital Gains                                              (1.72)
   Total Distributions                                                     (1.72)
                                                                    ------------
  Net Increase in Net Asset Value                                           2.08
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      27.08
                                                                    ============
TOTAL INVESTMENT RETURN                                                    15.20%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.48%**
  Net Expenses                                                              1.48%**
  Net Investment Income                                                     0.01%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                1173%
  Net Assets, End of Period (000's omitted)                         $     19,479



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--MID-CAP VALUE FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

^    LESS THAN $.01 PER SHARES. ACTUAL AMOUNT = $.00454.

MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                             (.13)
  Net Realized and Unrealized Gains on Securities                           2.26
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 2.13
  Distributions to Shareholders from:
   Net Investment Income                                                      --
   Net Realized Capital Gains                                                 --
   Total Distributions                                                        --
                                                                    ------------
  Net Increase in Net Asset Value                                           2.13
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      27.13
                                                                    ============
TOTAL INVESTMENT RETURN                                                     8.52%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.46%**
  Net Expenses                                                              1.46%**
  Net Investment Income (Loss)                                             (0.75)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                 875%
  Net Assets, End of Period (000's omitted)                         $     20,702



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--MID-CAP GROWTH FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

INVERSE MID-CAP FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      50.00
                                                                    ------------
  Net Investment Income (Loss)+                                             (.06)
  Net Realized and Unrealized Gains (Losses) on Securities                 (5.91)
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from
   Operations                                                              (5.97)
  Distributions to Shareholders from:
   Net Investment Income                                                      --
   Net Realized Capital Gains                                                 --
   Total Distributions                                                        --
                                                                    ------------
  Net Increase in Net Asset Value                                          (5.97)
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      44.03
                                                                    ============
TOTAL INVESTMENT RETURN                                                   (11.94)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.62%**
  Net Expenses                                                              1.62%**
  Net Investment Income (Loss)                                             (0.17)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                  --
  Net Assets, End of Period (000's omitted)                         $      1,319



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--INVERSE MID-CAP FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

SMALL-CAP VALUE FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                              .01
  Net Realized and Unrealized Gains on Securities                           4.50
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 4.51
  Distributions to Shareholders from:
    Net Investment Income                                                   (.01)
    Net Realized Capital Gains                                              (.66)
    Total Distributions                                                     (.67)
                                                                    ------------
  Net Increase in Net Asset Value                                           3.84
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      28.84
                                                                    ============
TOTAL INVESTMENT RETURN                                                    18.03%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.46%**
  Net Expenses                                                              1.46%**
  Net Investment Income                                                     0.07%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                 507%
  Net Assets, End of Period (000's omitted)                         $     47,274



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--SMALL-CAP VALUE FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

SMALL-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                             (.17)
  Net Realized and Unrealized Gains on Securities                           4.12
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from
   Operations                                                               3.95
  Distributions to Shareholders from:
   Net Investment Income                                                      --
   Net Realized Capital Gains                                               (.40)
   Total Distributions                                                      (.40)
                                                                    ------------
  Net Increase in Net Asset Value                                           3.55
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      28.55
                                                                    ============
TOTAL INVESTMENT RETURN                                                    15.82%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.46%**
  Net Expenses                                                              1.46%**
  Net Investment Income (Loss)                                             (0.93)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                 733%
  Net Assets, End of Period (000's omitted)                         $     30,269



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--SMALL-CAP GROWTH FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

INVERSE SMALL-CAP FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      50.00
                                                                    ------------
  Net Investment Income (Loss)+                                             (.10)
  Net Realized and Unrealized Gains (Losses) on Securities                 (7.07)
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from
   Operations                                                              (7.17)
  Distributions to Shareholders from:
   Net Investment Income                                                      --
   Net Realized Capital Gains                                                 --
   Total Distributions                                                        --
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value                               (7.17)
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      42.83
                                                                    ============
TOTAL INVESTMENT RETURN                                                   (14.34)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.65%**
  Net Expenses                                                              1.65%**
  Net Investment Income (Loss)                                             (0.29)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                  --
  Net Assets, End of Period (000's omitted)                         $      4,344



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--INVERSE SMALL-CAP FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

LONG DYNAMIC DOW 30 FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      25.00
                                                                    ------------
  Net Investment Income (Loss)+                                              .14
  Net Realized and Unrealized Gains on Securities                           2.03
                                                                    ------------
  Net Increase in Net Asset Value Resulting from Operations                 2.17
  Distributions to Shareholders from:
   Net Investment Income                                                   (1.16)
   Net Realized Capital Gains                                               (.12)
   Total Distributions                                                     (1.28)
                                                                    ------------
  Net Increase in Net Asset Value                                            .89
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      25.89
                                                                    ============
TOTAL INVESTMENT RETURN                                                     8.65%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.63%**
  Net Expenses                                                              1.63%**
  Net Investment Income                                                     0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                 907%
  Net Assets, End of Period (000's omitted)                         $     10,419



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--LONG DYNAMIC DOW 30 FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

INVERSE DYNAMIC DOW 30 FUND
FINANCIAL HIGHLIGHTS


                                                                          PERIOD
                                                                           ENDED
                                                                    DECEMBER 31,
                                                                           2004*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                               $      50.00
                                                                    ------------
  Net Investment Income (Loss)+                                             (.03)
  Net Realized and Unrealized Gains (Losses) on Securities                 (5.71)
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from
   Operations                                                              (5.74)
  Distributions to Shareholders from:
   Net Investment Income                                                      --
   Net Realized Capital Gains                                              (1.04)
   Total Distributions                                                     (1.04)
                                                                    ------------
  Net Increase (Decrease) in Net Asset Value                               (6.78)
                                                                    ------------
NET ASSET VALUE--END OF PERIOD                                      $      43.22
                                                                    ============
TOTAL INVESTMENT RETURN                                                   (11.47)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                            1.62%**
  Net Expenses                                                              1.62%**
  Net Investment Income (Loss)                                             (0.09)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                  --
  Net Assets, End of Period (000's omitted)                         $      3,184



+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 3, 2004--INVERSE DYNAMIC DOW 30
     FUND

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

URSA FUND
FINANCIAL HIGHLIGHTS


                                                            YEAR            YEAR            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                                 $       5.77    $       7.57    $       6.29    $       6.09    $       5.35
                                                    ------------    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                             (.02)           (.04)           (.02)            .12             .22
  Net Realized and Unrealized Gains (Losses) on
   Securities                                               (.56)          (1.76)           1.38             .88             .70
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                          (.58)          (1.80)           1.36            1.00             .92
  Distributions to Shareholders from:
   Net Investment Income                                      --              --            (.08)           (.80)           (.18)
   Net Realized Capital Gains                                 --              --              --              --              --
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                (.58)          (1.80)           1.28             .20             .74
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                        $       5.19    $       5.77    $       7.57    $       6.29    $       6.09
                                                    ============    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                   (10.05)%        (23.78)%         21.64%          14.99%          16.05%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.62%           1.67%           1.79%           1.89%           1.59%
  Net Expenses                                              1.62%           1.67%           1.79%           1.89%           1.59%
  Net Investment Income (Loss)                             (0.28)%         (0.59)%         (0.24)%          1.85%           4.02%
SUPPLEMENTARY DATA:
  Net Assets, End of Period (000's omitted)         $     19,076    $     17,822    $     36,195    $     18,997    $     31,829


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS


                                                            YEAR            YEAR            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                                 $      13.16    $       9.05    $      14.80    $      22.83    $      38.52
                                                    ------------    ------------    ------------    ------------    ------------
  Net Investment Loss+                                      (.02)           (.13)           (.17)           (.23)           (.44)
  Net Realized and Unrealized Gains (Losses) on
   Securities                                               1.25            4.24           (5.58)          (7.80)         (13.50)
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                          1.23            4.11           (5.75)          (8.03)         (13.94)
  Distributions to Shareholders from:
   Net Realized Capital Gains                                 --              --              --              --           (1.75)
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                1.23            4.11           (5.75)          (8.03)         (15.69)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                        $      14.39    $      13.16    $       9.05    $      14.80    $      22.83
                                                    ============    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                     9.35%          45.41%         (38.85)%        (35.17)%        (38.19)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.47%           1.53%           1.74%           1.45%           1.46%
  Net Expenses                                              1.47%           1.53%           1.74%           1.45%           1.46%
  Net Investment Loss                                      (0.17)          (1.20)%         (1.58)%         (1.31)%         (1.23)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                                   418%            482%            183%            139%            324%
  Net Assets, End of Period (000's omitted)         $    191,476    $    127,836    $     77,635    $    164,619    $    420,674


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                               ARKTOS
                                                                                FUND
                                                     ------------------------------------------------------------
                                                             YEAR            YEAR            YEAR          PERIOD
                                                            ENDED           ENDED           ENDED           ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2004            2003            2002           2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $      24.09    $      39.04    $      29.48    $      25.00
                                                     ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              (.08)           (.22)           (.19)            .03
  Net Realized and Unrealized Gains
   on Securities.                                           (2.77)         (14.33)          10.22            4.45
                                                     ------------    ------------    ------------    ------------
  Net Increase in Net Asset Value
   Resulting from Operations                                (2.85)         (14.55)          10.03            4.48
  Distributions to Shareholders from:
   Net Investment Income                                       --              --            (.47)             --
   Net Realized Capital Gains                                  --            (.40)             --              --
   Total Distributions                                         --            (.40)           (.47)             --
                                                     ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                (2.85)         (14.95)           9.56            4.48
                                                     ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                       $      21.24    $      24.09    $      39.04    $      29.48
                                                     ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    (11.83)%        (37.37)%         33.85%          17.92%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.64%           1.68%           1.77%           2.23%**
  Net Expenses                                               1.64%           1.68%           1.77%           2.23%**
  Net Investment Income (Loss)                              (0.35)%         (0.73)%         (0.49)%          0.10%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                   --              --              --              --
  Net Assets, End of Period (000's omitted).         $     23,928    $     34,563    $     24,229    $      5,955

                                                                             TITAN 500
                                                                                FUND
                                                     ------------------------------------------------------------
                                                             YEAR            YEAR            YEAR          PERIOD
                                                            ENDED           ENDED           ENDED           ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2004            2003            2002           2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $      21.59    $      16.09    $      29.87    $      25.00
                                                     ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                               .02            (.11)           (.09)           (.25)
  Net Realized and Unrealized Gains
   on Securities                                             2.98            8.95          (13.65)           5.12
                                                     ------------    ------------    ------------    ------------
  Net Increase in Net Asset Value
   Resulting from Operations                                 3.00            8.84          (13.74)           4.87
  Distributions to Shareholders from:
   Net Investment Income                                       --              --              --              --
   Net Realized Capital Gains                               (4.76)          (3.34)           (.04)             --
   Total Distributions                                      (4.76)          (3.34)           (.04)             --
                                                     ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                (1.76)           5.50          (13.78)           4.87
                                                     ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                       $      19.83    $      21.59    $      16.09    $      29.87
                                                     ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                     16.90%          54.94%         (46.00)%         19.48%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.65%           1.69%           1.74%           2.22%**
  Net Expenses                                               1.65%           1.69%           1.74%           2.22%**
  Net Investment Income (Loss)                               0.09%          (0.55)%         (0.49)%         (1.11)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                  974%          1,085%             --              --
  Net Assets, End of Period (000's omitted).         $     29,053    $     30,428    $      2,122    $        311


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001--ARKTOS FUND; OCTOBER 1, 2001--TITAN 500 FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

VELOCITY 100 FUND
FINANCIAL HIGHLIGHTS


                                                             YEAR            YEAR            YEAR          PERIOD
                                                            ENDED           ENDED           ENDED           ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2004            2003            2002           2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $      21.73    $      11.90    $      38.97    $      25.00
                                                     ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              (.06)           (.21)           (.13)           (.59)
  Net Realized and Unrealized Gains on Securities.           2.76           11.95          (26.94)          14.56
                                                     ------------    ------------    ------------    ------------
  Net Increase in Net Asset Value Resulting from
   Operations                                                2.70           11.74          (27.07)          13.97
  Distributions to Shareholders from:
   Net Investment Income                                     (.97)             --              --              --
   Net Realized Capital Gains                                (.06)          (1.91)             --              --
   Return of Capital                                         (.31)             --              --              --
   Total Distributions                                      (1.34)          (1.91)             --              --
                                                     ------------    ------------    ------------    ------------
  Net Increase in Net Asset Value                            1.36            9.83          (27.07)          13.97
                                                     ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                       $      23.09    $      21.73    $      11.90    $      38.97
                                                     ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                     14.21%          98.63%         (69.46)%         55.88%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.65%           1.71%           1.77%           2.34%**
  Net Expenses                                               1.65%           1.71%           1.77%           2.34%**
  Net Investment Income (Loss)                              (0.29)%         (1.10)%         (0.79)%         (1.77)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                  662%            959%             --              --
  Net Assets, End of Period (000's omitted).         $     57,599    $     40,632    $      3,346    $        477


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001--VELOCITY 100 FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                                MEDIUS
                                                                                 FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      24.74    $      17.77    $      31.21    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                             (.09)           (.12)           (.12)           (.20)
  Net Realized and Unrealized Gains
   (Losses) on Securities.                                  4.96            9.44           (7.18)           6.88
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                4.87            9.32           (7.30)           6.68
  Distributions to Shareholders from:
   Net Investment Income                                      --              --              --              --
   Net Realized Capital Gains                              (3.11)          (2.35)          (6.14)           (.47)
   Total Distributions                                     (3.11)          (2.35)          (6.14)           (.47)
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                1.76            6.97          (13.44)           6.21
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      26.50    $      24.74    $      17.77    $      31.21
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    22.14%          52.43%         (24.44)%         26.67%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.64%           1.70%           1.75%           2.27%**
  Net Expenses                                              1.64%           1.70%           1.75%           2.27%**
  Net Investment Income (Loss)                             (0.37)%         (0.54)%         (0.49)%         (0.87)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 866%          1,665%          4,320%          3,707%
  Net Assets, End of Period (000's omitted).        $     34,162    $     18,544    $      6,707    $        754

                                                                                MEKROS
                                                                                 FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      29.75    $      20.11    $      31.91    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                             (.10)           (.18)           (.17)           (.31)
  Net Realized and Unrealized Gains
   (Losses) on Securities.                                  6.95           13.11          (11.08)           7.56
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                6.85           12.93          (11.25)           7.25
  Distributions to Shareholders from:
   Net Investment Income                                      --              --              --              --
   Net Realized Capital Gains                              (2.95)          (3.29)           (.55)           (.34)
   Total Distributions                                     (2.95)          (3.29)           (.55)           (.34)
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                3.90            9.64          (11.80)           6.91
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      33.65    $      29.75    $      20.11    $      31.91
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    25.20%          64.28%         (35.45)%         28.97%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.65%           1.70%           1.74%           2.26%**
  Net Expenses                                              1.65%           1.70%           1.74%           2.26%**
  Net Investment Income (Loss)                             (0.32)%         (0.66)%         (0.70)%         (0.96)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               1,171%          1,135%          1,940%            848%
  Net Assets, End of Period (000's omitted).        $    112,649    $    122,995    $     12,947    $      8,524


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001--MEDIUS FUND AND MEKROS FUND.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS


                                                            YEAR            YEAR            YEAR            YEAR            YEAR
                                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER31,    DECEMBER 31,
                                                            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      11.67    $      13.08    $      11.44    $      11.80    $      10.17
                                                    ------------    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              .40             .41             .44             .37             .38
  Net Realized and Unrealized Gains
   (Losses) on Securities                                    .54            (.52)           1.64            (.36)           1.63
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                 .94            (.11)           2.08             .01            2.01
  Distributions to Shareholders from:
   Net Investment Income                                    (.40)           (.41)           (.44)           (.37)           (.38)
   Net Realized Capital Gains                               (.33)           (.89)             --              --              --
   Total Distributions                                      (.73)          (1.30)           (.44)           (.37)           (.38)
                                                    ------------    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                 .21           (1.41)           1.64            (.36)           1.63
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      11.88    $      11.67    $      13.08    $      11.44    $      11.80
                                                    ============    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                     8.42%          (0.64)%         18.62%           0.08%          20.16%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.21%           1.23%           1.24%           2.37%           1.89%
  Net Expenses                                              1.21%           1.23%           1.24%           2.01%           1.89%
  Operating Expenses++                                      1.21%           1.23%           1.24%           2.01%           1.89%
  Net Investment Income (Loss)                              3.36%           3.26%           3.65%           3.22%           3.47%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                                 1,318%          1,272%          1,239%          1,247%          1,505%
  Net Assets, End of Period (000's omitted)         $     48,709    $     65,358    $     25,190    $      4,521    $      5,011


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


++   OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.


* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

JUNO FUND
FINANCIAL HIGHLIGHTS


                                                                                YEAR          PERIOD
                                                                               ENDED           ENDED
                                                                        DECEMBER 31,    DECEMBER 31,
                                                                                2004           2003*
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                   $      24.82    $      25.00
                                                                        ------------    ------------
  Net Investment Loss+                                                          (.66)           (.13)
  Net Realized and Unrealized Gains (Losses) on Securities                     (1.98)           (.05)
                                                                        ------------    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations         (2.64)           (.18)
  Distributions to Shareholders from:
   Net Investment Income                                                          --              --
   Net Realized Capital Gains                                                   (.23)             --
   Total Distributions                                                          (.23)             --
                                                                        ------------    ------------
  Net Increase (Decrease) in Net Asset Value                                   (2.87)           (.18)
                                                                        ------------    ------------
NET ASSET VALUE--END OF PERIOD                                          $      21.95    $      24.82
                                                                        ============    ============
TOTAL INVESTMENT RETURN                                                       (10.67)%         (0.72)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                                5.02%           1.69%**
  Net Expenses                                                                  5.02%           1.69%**
  Operating Expenses++                                                          1.63%           1.69%**
  Net Investment Income                                                        (2.86)%         (0.74)%**
SUPPLEMENTARY DATA:
  Net Assets, End of Period (000's omitted)                             $     41,098    $     22,355


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


++   OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.


*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 1, 2003-JUNO FUND.

**   ANNUALIZED.

                                                                             LARGE-CAP
                                                                            EUROPE FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      22.87    $      19.52    $      28.01    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Loss+                                      (.05)           (.17)           (.09)           (.16)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                   3.71            8.58           (7.84)           3.17
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                3.66            8.41           (7.93)           3.01
  Distributions to Shareholders from:
   Net Investment Income                                   (3.82)             --            (.01)             --
   Net Realized Capital Gains                               (.09)          (5.06)           (.55)             --
   Total Distributions                                     (3.91)          (5.06)           (.56)             --
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                (.25)           3.35           (8.49)           3.01
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      22.62    $      22.87    $      19.52    $      28.01
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    16.15%          43.08%         (28.35)%         12.04%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.64%           1.70%           1.78%           2.17%**
  Net Expenses                                              1.64%           1.70%           1.78%           2.17%**
  Net Investment Loss                                      (0.23)%         (0.75)%         (0.41)%         (0.55)%**
SUPPLEMENTARY DATA:
  Net Assets, End of Period (000's omitted)         $     54,994    $     38,443    $      3,082    $      1,322

                                                                             LARGE-CAP
                                                                            JAPAN FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      25.17    $      18.29    $      21.91    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Loss+                                      (.14)           (.16)           (.08)           (.16)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                   2.74            7.04           (3.46)          (2.93)
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                2.60            6.88           (3.54)          (3.09)
  Distributions to Shareholders from:
   Net Investment Income                                      --              --              --              --
   Net Realized Capital Gains                                 --              --            (.08)             --
   Total Distributions                                        --              --            (.08)             --
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                2.60            6.88           (3.62)          (3.09)
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      27.77    $      25.17    $      18.29    $      21.91
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    10.33%          37.62%         (16.20)%        (12.36)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.63%           1.69%           1.80%           2.23%**
  Net Expenses                                              1.63%           1.69%           1.80%           2.23%**
  Net Investment Loss                                      (0.50)%         (0.75)%         (0.38)%         (0.62)%**
SUPPLEMENTARY DATA:
  Net Assets, End of Period (000's omitted)         $     14,228    $     11,541    $      3,590    $     643


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001-LARGE-CAP EUROPE FUND, LARGE-CAP JAPAN FUND.

**   ANNUALIZED

                                                                                                SECTOR
                                                                                               ROTATION
                                                                                                 FUND
                                                                             --------------------------------------------
                                                                                     YEAR            YEAR          PERIOD
                                                                                    ENDED           ENDED           ENDED
                                                                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                                     2004            2003           2002*
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                        $      10.08    $       7.76    $      10.00
                                                                             ------------    ------------    ------------
  Net Investment Income (Loss)+                                                      (.05)           (.07)           (.01)
  Net Realized and Unrealized Gains (Losses) on Securities                           1.13            2.39           (2.23)
                                                                             ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations               1.08            2.32           (2.24)
  Distributions to Shareholders from:
    Net Investment Income                                                              --              --              --
                                                                             ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                                         1.08            2.32           (2.24)
                                                                             ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                                               $      11.16    $      10.08    $       7.76
                                                                             ============    ============    ============
TOTAL INVESTMENT RETURN                                                             10.71%          29.97%         (22.40)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                                     1.63%           1.70%           1.69%**
  Net Expenses                                                                       1.63%           1.70%           1.69%**
  Net Investment Income (Loss)                                                      (0.52)%         (0.78)%         (0.16)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                          333%            401%            357%
  Net Assets, End of Period (000's omitted)                                  $     27,747    $     20,594    $      6,669


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 1, 2002-SECTOR ROTATION FUND.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                              BANKING
                                                                                FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      32.50    $      24.95    $      25.21    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              .35             .36             .28             .45
  Net Realized and Unrealized Gains
   (Losses) on Securities                                   4.38            7.52            (.47)           (.24)
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                4.73            7.88            (.19)            .21
  Distributions to Shareholders from:
   Net Investment Income                                    (.11)           (.33)           (.07)             --
   Net Realized Capital Gains                               (.83)             --              --              --
   Total Distributions                                      (.94)           (.33)           (.07)             --
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                3.79            7.55            (.26)            .21
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      36.29    $      32.50    $      24.95    $      25.21
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    14.74%          31.74%          (0.78)%          0.84%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.59%           1.65%           1.67%           1.99%**
  Net Expenses                                              1.59%           1.65%           1.67%           1.99%**
  Net Investment Gain (Loss)                                1.02%           1.24%           1.10%           1.80%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 884%          1,268%          1,813%            605%
  Net Assets, End of Period (000's omitted)         $     21,920    $     17,115    $      5,008    $        630

                                                                              BASIC
                                                                            MATERIALS
                                                                              FUND
                                                    ------------------------------------------------------------
                                                            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2004            2003            2002           2001*
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $      27.69    $      21.07    $      24.21    $      25.00
                                                    ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                              .09             .04             .09             .22
  Net Realized and Unrealized Gains
   (Losses) on Securities                                   5.58            6.59           (3.17)          (1.01)
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                5.67            6.63           (3.08)           (.79)
  Distributions to Shareholders from:
   Net Investment Income                                    (.01)           (.01)           (.06)             --
   Net Realized Capital Gains                               (.69)             --              --              --
   Total Distributions                                      (.70)           (.01)           (.06)             --
                                                    ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                4.97            6.62           (3.14)           (.79)
                                                    ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                      $      32.66    $      27.69    $      21.07    $      24.21
                                                    ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                    20.83%          31.46%         (12.75)%         (3.16)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            1.59%           1.67%           1.75%           1.95%**
  Net Expenses                                              1.59%           1.67%           1.75%           1.95%**
  Net Investment Gain (Loss)                                0.30%           0.17%           0.38%           0.85%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 725%          1,175%          1,848%            929%
  Net Assets, End of Period (000's omitted)         $     46,162    $     44,561    $        901    $        929


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BANKING FUND, AND BASIC MATERIALS FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS


                                                                      YEAR            YEAR            YEAR          PERIOD
                                                                     ENDED           ENDED           ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                      2004            2003            2002           2001*
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                         $      19.10    $      13.44    $      24.67    $      25.00
                                                              ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                                       (.29)           (.28)           (.28)           (.55)
  Net Realized and Unrealized Gains (Losses) on Securities             .50            5.94          (10.91)            .22
                                                              ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value Resulting
   from Operations                                                     .21            5.66          (11.19)           (.33)
  Distributions to Shareholders from:
   Net Investment Income                                                --              --              --              --
   Net Realized Capital Gains                                           --              --            (.04)             --
   Total Distributions                                                  --              --            (.04)             --
                                                              ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                           .21            5.66          (11.23)           (.33)
                                                              ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                                $      19.31    $      19.10    $      13.44    $      24.67
                                                              ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                               1.10%          42.11%         (45.35)%         (1.32)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                      1.59%           1.64%           1.79%           2.27%**
  Net Expenses                                                        1.59%           1.64%           1.79%           2.27%**
  Net Investment Gain (Loss)                                         (1.51)%         (1.61)%         (1.76)%         (2.24)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                         1,169%          1,475%          3,483%            720%
  Net Assets, End of Period (000's omitted)                   $      6,588    $     12,557    $      3,575    $      1,959


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BIOTECHNOLOGY FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                          CONSUMER
                                                                          PRODUCTS
                                                                            FUND
                                                ------------------------------------------------------------
                                                        YEAR            YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED           ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2004            2003            2002           2001*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
BEGINNING OF PERIOD                             $      29.39    $      24.36    $      25.32    $      25.00
                                                ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                          .11             .01             .04             .05
  Net Realized and Unrealized Gains
   (Losses) on Securities                               3.78            5.29            (.95)            .27
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            3.89            5.30            (.91)            .32
  Distributions to Shareholders from:
   Net Investment Income                                (.01)           (.02)           (.01)             --
   Net Realized Capital Gains                           (.32)           (.25)           (.04)             --
   Total Distributions                                  (.33)           (.27)           (.05)             --
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value            3.56            5.03            (.96)            .32
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                  $      32.95    $      29.39    $      24.36    $      25.32
                                                ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                13.30%          21.86%          (3.61)%          1.28%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.59%           1.63%           1.72%           2.07%**
  Net Expenses                                          1.59%           1.63%           1.72%           2.07%**
  Net Investment Gain (Loss)                            0.36%           0.12%           0.18%           0.19%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             730%            936%            985%            285%
  Net Assets, End of Period (000's omitted)     $     24,433    $      8,818    $      6,153    $      1,305

                                                                        ELECTRONICS
                                                                            FUND
                                                ------------------------------------------------------------
                                                        YEAR            YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED           ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2004            2003            2002           2001*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                           $      16.88    $       9.94    $      20.64    $      25.00
                                                ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                         (.20)           (.21)           (.24)           (.43)
  Net Realized and Unrealized Gains
   (Losses) on Securities                              (3.51)           7.15           (9.67)          (3.93)
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                           (3.71)           6.94           (9.91)          (4.36)
  Distributions to Shareholders from:
   Net Investment Income                                  --              --              --              --
   Net Realized Capital Gains                             --              --            (.79)             --
   Total Distributions                                    --              --            (.79)             --
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value           (3.71)           6.94          (10.70)          (4.36)
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                  $      13.17    $      16.88    $       9.94    $      20.64
                                                ============    ============    ============    ============
TOTAL INVESTMENT RETURN                               (21.98)%         69.82%         (48.21)%        (17.44)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.59%           1.65%           1.84%           2.36%**
  Net Expenses                                          1.59%           1.65%           1.84%           2.36%**
  Net Investment Gain (Loss)                           (1.34)%         (1.51)%         (1.63)%         (2.13)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                           1,325%          1,264%          2,685%            466%
  Net Assets, End of Period (000's omitted)     $     12,289    $     27,918    $      4,384    $      1,423


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 29, 2001-CONSUMER PRODUCTS FUND; AUGUST 3, 2001-ELECTRONICS FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

ENERGY FUND
FINANCIAL HIGHLIGHTS


                                                                        YEAR            YEAR            YEAR           PERIOD
                                                                       ENDED           ENDED           ENDED            ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                        2004            2003            2002            2001*
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                           $      22.45    $      18.25    $      21.10     $      25.00
                                                                ------------    ------------    ------------     ------------
  Net Investment Income (Loss)+                                          .01             .01            (.02)            (.11)
  Net Realized and Unrealized Gains (Losses) on Securities              7.23            4.19           (2.83)           (3.79)
                                                                ------------    ------------    ------------     ------------
  Net Increase (Decrease) in Net Asset Value Resulting
   from Operations                                                      7.24            4.20           (2.85)           (3.90)
  Distributions to Shareholders from:
   Net Investment Income                                                 (--)^            --              --               --
   Net Realized Capital Gains                                           (.01)             --              --               --
   Total Distributions                                                  (.01)             --              --               --
                                                                ------------    ------------    ------------     ------------
  Net Increase (Decrease) in Net Asset Value                            7.23            4.20           (2.85)           (3.90)
                                                                ------------    ------------    ------------     ------------
NET ASSET VALUE--END OF PERIOD                                  $      29.68    $      22.45    $      18.25     $      21.10
                                                                ============    ============    ============     ============
TOTAL INVESTMENT RETURN                                                32.27%          23.01%         (13.51)%         (15.60)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                        1.58%           1.66%           1.72%            2.05%**
  Net Expenses                                                          1.58%           1.66%           1.72%            2.05%**
  Net Investment Gain (Loss)                                            0.04%           0.04%          (0.13)%          (0.50)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                             542%          1,225%          1,341%             478%
  Net Assets, End of Period (000's omitted)                     $     60,501    $     31,832    $      5,834     $      2,177


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 29, 2001-ENERGY FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.


^    LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.00170.

                                                                           ENERGY
                                                                          SERVICES
                                                                            FUND
                                                ------------------------------------------------------------
                                                        YEAR            YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED           ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2004            2003            2002           2001*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                           $      15.59    $      14.38    $      17.74    $      25.00
                                                ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                         (.22)           (.16)           (.17)           (.24)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                        5.48            1.37           (2.08)          (7.02)
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            5.26            1.21           (2.25)          (7.26)

  Distributions to Shareholders from:
   Net Investment Income                                  --              --              --              --
   Net Realized Capital Gains                             --              --           (1.11)             --
   Total Distributions                                    --              --           (1.11)             --
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value            5.26            1.21           (3.36)          (7.26)
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                  $      20.85    $      15.59    $      14.38    $      17.74
                                                ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                33.74%           8.41%         (12.07)%        (29.04)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.58%           1.65%           1.71%           2.06%**
  Net Expenses                                          1.58%           1.65%           1.71%           2.06%**
  Net Investment Gain (Loss)                           (1.19)%         (1.13)%         (1.00)%         (1.26)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             808%          2,691%          2,159%          3,182%
  Net Assets, End of Period (000's omitted)     $     29,316    $      7,754    $      4,427    $      1,551

                                                                          FINANCIAL
                                                                          SERVICES
                                                                            FUND
                                                ------------------------------------------------------------
                                                        YEAR            YEAR            YEAR          PERIOD
                                                       ENDED           ENDED           ENDED           ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2004            2003            2002           2001*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                           $      26.00    $      20.19    $      23.90    $      25.00
                                                ------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                          .23             .14             .09            (.02)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                        4.21            5.70           (3.69)          (1.08)
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            4.44            5.84           (3.60)          (1.10)

  Distributions to Shareholders from:
   Net Investment Income                                (.06)           (.03)             --              --
   Net Realized Capital Gains                             --              --            (.11)             --
   Total Distributions                                  (.06)           (.03)           (.11)             --
                                                ------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value            4.38            5.81           (3.71)          (1.10)
                                                ------------    ------------    ------------    ------------
NET ASSET VALUE--END OF PERIOD                  $      30.38    $      26.00    $      20.19    $      23.90
                                                ============    ============    ============    ============
TOTAL INVESTMENT RETURN                                17.12%          28.92%         (15.10)%         (4.40)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.59%           1.64%           1.85%           2.19%**
  Net Expenses                                          1.59%           1.64%           1.85%           2.19%**
  Net Investment Gain (Loss)                            0.84%           0.61%           0.41%          (0.11)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             762%          2,039%          1,727%            315%
  Net Assets, End of Period (000's omitted)     $     45,180    $     15,581    $      2,748    $      2,607


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

HEALTH CARE FUND
FINANCIAL HIGHLIGHTS


                                                                        YEAR            YEAR            YEAR           PERIOD
                                                                       ENDED           ENDED           ENDED            ENDED
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                        2004            2003            2002            2001*
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                           $      24.28    $      18.71    $      23.82     $      25.00
                                                                ------------    ------------    ------------     ------------
  Net Investment Income (Loss)+                                         (.16)           (.19)           (.09)            (.30)
  Net Realized and Unrealized Gains (Losses) on Securities              1.65            5.76           (4.98)            (.88)
                                                                ------------    ------------    ------------     ------------
  Net Increase (Decrease) in Net Asset Value Resulting
   from Operations                                                      1.49            5.57           (5.07)           (1.18)

  Distributions to Shareholders from:
   Net Investment Income                                                  --              --              --               --
   Net Realized Capital Gains                                           (.31)             --            (.04)              --
   Total Distributions                                                  (.31)             --            (.04)              --
                                                                ------------    ------------    ------------     ------------
  Net Increase (Decrease) in Net Asset Value                            1.18            5.57           (5.11)           (1.18)
                                                                ------------    ------------    ------------     ------------
NET ASSET VALUE--END OF PERIOD                                  $      25.46    $      24.28    $      18.71     $      23.82
                                                                ============    ============    ============     ============
TOTAL INVESTMENT RETURN                                                 6.22%          29.77%         (21.31)%          (4.72)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                        1.59%           1.64%           1.70%            2.23%**
  Net Expenses                                                          1.59%           1.64%           1.70%            2.23%**
  Net Investment Gain (Loss)                                           (0.67)%         (0.88)%         (0.45)%          (1.33)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                             629%          1,222%          1,617%             757%
  Net Assets, End of Period (000's omitted)                     $     30,435    $     27,880    $      5,164     $        951


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE COMMENCEMENT OF OPERATIONS: JUNE 19, 2001-HEALTH CARE FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                                 INTERNET
                                                                                   FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      14.68   $       8.93   $      15.76   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Loss+                                          (.23)          (.20)          (.17)          (.37)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       2.56           5.95          (6.66)         (8.87)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                              2.33           5.75          (6.83)         (9.24)

  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                     --             --             --             --
   Total Distributions                                            --             --             --             --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    2.33           5.75          (6.83)         (9.24)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      17.01   $      14.68   $       8.93   $      15.76
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        15.87%         64.39%        (43.34)%       (36.96)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                1.58%          1.65%          1.75%          2.33%**
  Net Expenses                                                  1.58%          1.65%          1.75%          2.33%**
  Net Investment Loss                                          (1.49)%        (1.59)%        (1.69)%        (2.29)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     693%           957%         3,041%         2,341%
  Net Assets, End of Period (000's omitted)             $     36,922   $     25,101   $      3,703   $        891



                                                                                 LEISURE
                                                                                   FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      20.80   $      15.42   $      18.09   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Loss+                                          (.17)          (.08)          (.18)          (.30)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       5.07           5.46          (2.49)         (6.61)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                              4.90           5.38          (2.67)         (6.91)

  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                   (.31)            --             --             --
   Total Distributions                                          (.31)            --             --             --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    4.59           5.38          (2.67)         (6.91)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      25.39   $      20.80   $      15.42   $      18.09
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        23.86%         34.89%        (14.76)%       (27.64)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                1.58%          1.65%          1.74%          1.98%**
  Net Expenses                                                  1.58%          1.65%          1.74%          1.98%**
  Net Investment Loss                                          (0.74)%        (0.41)%        (0.98)%        (1.49)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     663%         1,353%         1,976%           269%
  Net Assets, End of Period (000's omitted)             $     51,755   $     30,016   $      2,015   $        804


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE COMMENCEMENT OF OPERATIONS: MAY 24, 2001-INTERNET FUND; MAY 22, 2001-LEISURE FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS


                                                                YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002           2001           2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $       9.99   $       7.09   $       4.87   $       4.31   $       5.43
                                                        ------------   ------------   ------------   ------------   ------------
  Net Investment Loss+                                          (.05)          (.03)          (.02)          (.04)          (.07)
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                  (1.37)          2.93           2.24            .60          (1.05)
                                                        ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                             (1.42)          2.90           2.22            .56          (1.12)
  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --             --
   Net Realized Capital Gains                                     --             --             --             --             --
                                                        ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                   (1.42)          2.90           2.22            .56          (1.12)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $       8.57   $       9.99   $       7.09   $       4.87   $       4.31
                                                        ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                       (14.21)%        40.90%         45.59%         12.99%        (20.63)%
RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.46%          1.54%          1.67%          2.18%          2.04%
  Net Expenses                                                  1.46%          1.54%          1.67%          2.18%          2.04%
  Net Investment Loss                                          (0.54)%        (0.38)%        (0.29)%        (0.79)%        (1.45)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                                       519%           658%         1,001%           957%           965%
  Net Assets, End of Period (000's omitted)             $     35,043   $     44,606   $     38,839   $        875   $      3,400


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                                  REAL
                                                                                ESTATE FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      30.25   $      24.96   $      25.77   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                 1.02            .94           1.97           1.44
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       7.79           6.62          (2.26)          (.42)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    8.81           7.56           (.29)          1.02
  Distributions to Shareholders from:
   Net Investment Income                                        (.14)          (.85)          (.48)          (.25)
   Net Realized Capital Gains                                   (.90)         (1.42)          (.04)            --
   Total Distributions                                         (1.04)         (2.27)          (.52)          (.25)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    7.77           5.29           (.81)           .77
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      38.02   $      30.25   $      24.96   $      25.77
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        29.54%         30.31%         (1.12)%         4.09%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.59%          1.64%          1.68%          2.31%**
  Net Expenses                                                  1.59%          1.64%          1.68%          2.31%**
  Net Investment Income (Loss)                                  3.06%          3.26%          7.60%          5.75%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                   1,139%         1,478%         1,927%            17%
  Net Assets, End of Period (000's omitted)             $     26,915   $     12,183   $      1,902   $        162

                                                                             RETAILING
                                                                               FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
                                                        ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      25.99   $      19.29   $      25.65   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                 (.22)          (.25)          (.27)          (.38)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       2.62           7.05          (5.30)          1.03
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    2.40           6.80          (5.57)           .65
  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                  (1.74)          (.10)          (.79)            --
   Total Distributions                                         (1.74)          (.10)          (.79)            --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                     .66           6.70          (6.36)           .65
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      26.65   $      25.99   $      19.29   $      25.65
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        10.06%         35.27%        (21.91)%         2.60%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.58%          1.64%          1.81%          2.24%**
  Net Expenses                                                  1.58%          1.64%          1.81%          2.24%**
  Net Investment Income (Loss)                                 (0.83)%        (1.04)%        (1.23)%        (1.65)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     609%           785%         1,668%           740%
  Net Assets, End of Period (000's omitted)             $     20,800   $     15,149   $      3,102   $      1,994


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001-REAL ESTATE FUND; JULY 23, 2001-RETAILING FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS


                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      14.88   $       9.92   $      18.61   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                 (.05)          (.18)          (.18)          (.39)
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                    .03           6.21          (7.15)         (6.00)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    (.02)          6.03          (7.33)         (6.39)
  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                  (1.36)         (1.07)         (1.36)            --
   Total Distributions                                         (1.36)         (1.07)         (1.36)            --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                   (1.38)          4.96          (8.69)         (6.39)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      13.50   $      14.88   $       9.92   $      18.61
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                         1.15%         61.32%        (39.11)%       (25.56)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.58%          1.64%          1.71%          2.34%**
  Net Expenses                                                  1.58%          1.64%          1.71%          2.34%**
  Net Investment Income (Loss)                                 (0.36)%        (1.39)%        (1.52)%        (2.08)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     767%         1,302%         1,098%           490%
  Net Assets, End of Period (000's omitted)             $     19,919   $     20,641   $      5,021   $      1,216


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                           TELECOMMUNICATIONS
                                                                                  FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      18.22   $      13.63   $      22.56   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                 (.02)          (.03)          (.05)          (.36)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       2.33           4.62          (8.88)         (2.08)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    2.31           4.59          (8.93)         (2.44)
  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                     --            --^             --             --
   Total Distributions                                            --           (--)^            --             --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    2.31           4.59          (8.93)         (2.44)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      20.53   $      18.22   $      13.63   $      22.56
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        12.68%         33.68%        (39.58)%        (9.76)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.58%          1.64%          1.69%          2.25%**
  Net Expenses                                                  1.58%          1.64%          1.69%          2.25%**
  Net Investment Income (Loss)                                 (0.08)%        (0.19)%        (0.39)%        (1.61)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     809%           974%           855%         1,316%
  Net Assets, End of Period (000's omitted)             $     30,191   $     14,543   $      6,106   $        407

                                                                              TRANSPORTATION
                                                                                   FUND
                                                        ---------------------------------------------------------
                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      25.97   $      21.55   $      24.40   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                 (.20)          (.15)          (.14)          (.20)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                       6.09           4.57          (2.71)          (.40)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    5.89           4.42          (2.85)          (.60)
  Distributions to Shareholders from:
   Net Investment Income                                          --             --             --             --
   Net Realized Capital Gains                                   (.41)            --             --             --
   Total Distributions                                          (.41)            --             --             --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    5.48           4.42          (2.85)          (.60)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      31.45   $      25.97   $      21.55   $      24.40
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        22.99%         20.51%        (11.68)%        (2.40)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.57%          1.64%          1.69%          2.16%**
  Net Expenses                                                  1.57%          1.64%          1.69%          2.16%**
  Net Investment Income (Loss)                                 (0.71)%        (0.65)%        (0.63)%        (0.89)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     473%         1,045%         1,435%           609%
  Net Assets, End of Period (000's omitted)             $     47,333   $      8,032   $      6,301   $        522


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


* SINCE THE COMMENCEMENT OF OPERATIONS: JULY 27, 2001-TELECOMMUNICATIONS FUND; JUNE 11, 2001-TRANSPORTATION FUND.


**   ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

^ LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.00019538.

UTILITIES FUND
FINANCIAL HIGHLIGHTS


                                                                YEAR           YEAR           YEAR         PERIOD
                                                               ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2004           2003           2002          2001*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $      14.96   $      12.24   $      18.23   $      25.00
                                                        ------------   ------------   ------------   ------------
  Net Investment Income (Loss)+                                  .33            .31            .33            .33
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                   2.24           2.77          (6.31)         (7.10)
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    2.57           3.08          (5.98)         (6.77)
  Distributions to Shareholders from:
   Net Investment Income                                        (.19)          (.36)          (.01)            --
   Net Realized Capital Gains                                     --             --             --             --
   Total Distributions                                          (.19)          (.36)          (.01)            --
                                                        ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    2.38           2.72          (5.99)         (6.77)
                                                        ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                          $      17.34   $      14.96   $      12.24   $      18.23
                                                        ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        17.31%         25.40%        (32.83)%       (27.08)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                                1.57%          1.62%          1.67%          2.08%**
  Net Expenses                                                  1.57%          1.62%          1.67%          2.08%**
  Net Investment Income (Loss)                                  2.06%          2.29%          2.54%          1.59%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     904%         1,491%           829%         1,040%
  Net Assets, End of Period (000's omitted)             $     21,902   $     13,430   $     23,846   $        908


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


*    SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-UTILITIES FUND.


**   ANNUALIZED


*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS


                                                             YEAR             YEAR            YEAR            YEAR           YEAR
                                                            ENDED            ENDED           ENDED           ENDED          ENDED
                                                     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31.  DECEMBER 31,
                                                             2004             2003            2002            2001           2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $       1.00     $       1.00    $       1.00    $       1.00   $       1.00
                                                     ------------     ------------    ------------    ------------   ------------
  Net Investment Income (Loss)+                                --^^^            --^^            --^            .03            .05
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                  --               --              --              --             --
                                                     ------------     ------------    ------------    ------------   ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                             --               --              --             .03            .05
  Distributions to Shareholders from:
   Net Investment Income                                      (--)^^^           --^^            --^           (.03)          (.05)
   Total Distributions                                        (--)^^^          (--)^^          (--)^          (.03)          (.05)
                                                     ------------     ------------    ------------    ------------   ------------
  Net Increase (Decrease) in Net Asset Value                   --               --              --              --             --
                                                     ------------     ------------    ------------    ------------   ------------
NET ASSET VALUE--END OF PERIOD                       $       1.00     $       1.00    $       1.00    $       1.00   $       1.00
                                                     ============     ============    ============    ============   ============
TOTAL INVESTMENT RETURN                                      0.23%            0.01%           0.47%           2.77%          5.20%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.19%            1.22%           1.23%           1.19%          1.14%
  Net Expenses                                               1.10%            1.11%           1.23%           1.19%          1.14%
  Net Investment Income (Loss)                               0.20%            0.01%           0.44%           2.48%          4.99%
SUPPLEMENTARY DATA:
  Net Assets, End of Period (000's omitted)          $    167,678     $    232,493    $    258,953    $     96,515   $     39,492


+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

^    LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.00471.

^^   LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.00011.


^^^  LESS THAN $.01 PER SHARE. ACTUAL AMOUNT = $.00199.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

   - THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

   - THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

   - THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

   - THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

   - THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

   - RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

   - HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

   - HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

   - CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

   - WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

   - WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD & POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

DOW JONES, DOW JONES INDUSTRIAL AVERAGE(SM), DJIA(SM), OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTION WITH THE FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2005, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Because shares of the Funds are available exclusively for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site.


NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-08821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS


[RYDEX INVESTMENTS ESSENTIAL FOR MODERN MARKETS(TM) LOGO]


9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888

WWW.RYDEXINVESTMENTS.COM                                             RVTP-1-5/05

                            THE RYDEX VARIABLE TRUST
                                   PROSPECTUS


                                                MAY 1, 2005

CLS ADVISORONE FUNDS

AMERIGO FUND
CLERMONT FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RYDEX VARIABLE TRUST


9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100



CLS ADVISORONE FUNDS


Rydex Variable Trust (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"). This Prospectus describes the Funds listed below:

CLS ADVISORONE FUNDS


The CLS AdvisorOne Funds currently include two funds: the Amerigo Fund and the Clermont Fund.


Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

-  MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

-  ARE NOT FEDERALLY INSURED

-  ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

-  ARE NOT BANK DEPOSITS

-  ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

TABLE OF CONTENTS


      CLS ADVISORONE FUNDS

4     COMMON RISK/RETURN INFORMATION

6     AMERIGO FUND

9     CLERMONT FUND

12    MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

16    PURCHASING AND REDEEMING SHARES

17    DIVIDENDS, DISTRIBUTIONS AND TAXES

17    MANAGEMENT OF THE FUNDS

19    FINANCIAL HIGHLIGHTS

BC    ADDITIONAL INFORMATION

CLS ADVISORONE FUNDS

AMERIGO FUND
CLERMONT FUND

COMMON RISK / RETURN INFORMATION

Each CLS AdvisorOne Fund operates primarily as a "fund of funds." In other words, each Fund pursues its investment goal by investing primarily in exchange traded funds ("ETFs"), traditional open-end investment companies ("mutual funds"), and closed-end investment companies ("closed-end funds"). In this Prospectus, the ETFs, mutual funds and closed-end funds in which the Funds invest are referred to as "underlying funds." In addition to investing in underlying funds, each Fund may invest a portion of its assets directly in individual securities or in derivatives, such as options and futures.

ALLOCATION OF ASSETS - The Funds' investment sub-adviser, Clarke Lanzen Skalla Investment Firm, LLC ("CLS" or the "Sub-Advisor"), generally allocates each Fund's assets among underlying funds representing various segments of the financial markets, which may include various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.), specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country-specific funds), international and global bond funds, U.S. Government securities, corporate bond funds, high yield bond funds, and money market funds.

The Sub-Advisor varies these allocations in response to economic and market trends, seeking a mix that it believes will most likely achieve each Fund's investment objective. Using fundamental and technical analysis, the Sub-Advisor assesses the relative risk and reward potential throughout the financial markets, underweighting assets if the performance is expected to be weak; and overweighting investments in segments where the Sub-Advisor believes performance will justify the risk.

SELECTION OF UNDERLYING FUNDS - The Funds invest in underlying funds that invest primarily in common stock or securities convertible into or exchangeable for common stock, such as convertible preferred stock, convertible debentures, warrants, options and bonds. The Sub-Advisor selects specific underlying funds for investment based, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted). The Sub-Advisor also considers other factors in the selection of underlying funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many underlying funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund. Normally, a Fund will invest its assets in underlying funds from several different fund families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies. However, a Fund may invest up to 100% of its total assets in one underlying fund.


RISKS ASSOCIATED WITH INVESTMENTS IN UNDERLYING FUNDS - Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Funds in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. By investing indirectly in underlying funds through a Fund, you will bear not only your proportionate share of a Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds. In addition, to the extent these underlying funds trade their portfolios actively, they will incur higher brokerage commissions, as well as increased realization of taxable gains.


NON-DIVERSIFICATION RISK- Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.


DERIVATIVES RISK - Investing in options and/or futures subjects each Fund to certain additional risks. Options and futures are derivative securities, which are financial instruments whose value is derived from another security, a commodity such as gold or oil, or a securities index. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, such as credit risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund; currency risk, which is the risk that financial changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment; and leverage risk, which is the risk that relatively small market movements may result in large changes in the value of an investment and is associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments). Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

AMERIGO FUND
FUND INFORMATION

FUND OBJECTIVE

The objective of the Amerigo Fund is long-term growth of capital without regard to current income. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PORTFOLIO INVESTMENT STRATEGY

The Fund invests primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.

Although the Fund does not seek current income, it may invest up to 20% of its total assets in underlying funds that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying credit quality whenever the Sub-Advisor believes these underlying funds offer a potential for capital appreciation.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts.

RISK CONSIDERATIONS


In addition to the risks common to investing in either CLS AdvisorOne Fund, the Amerigo Fund is subject to a number of other risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions and the performance of the securities in which the Fund invests, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's investments in underlying funds that own equity securities and direct investments in individual equity securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


SMALLER AND MEDIUM ISSUER RISK - The Fund's investments in underlying funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.


FIXED INCOME RISK - The Fund's investments in underlying funds that own fixed income investments and direct investments in individual fixed income securities will change in value in response to interest rate changes and other factors, including changes in the credit quality of the issuers of the fixed income securities. In addition, the value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities.

FOREIGN SECURITIES RISK - The Fund's investments in underlying funds that own securities of foreign companies and direct investments in securities of foreign companies can be more volatile than investments in underlying funds that own securities of U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - To the extent the Fund invests in underlying funds that hold securities denominated in foreign currencies, or invests directly in securities denominated in foreign currencies, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund even when there is no change in the value of the security in the issuer's home country.

PERFORMANCE


The bar chart and table below show the performance of the Amerigo Fund for one year and as an average over different periods of time. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



           2004              11.09



                                        DURING THE PERIOD SHOWN IN THE BAR
                                        CHART, THE HIGHEST RETURN FOR A QUARTER
                                        WAS 10.89% (QUARTER ENDED DECEMBER 31,
                                        2004) AND THE LOWEST RETURN FOR A
                                        QUARTER WAS -2.10% (QUARTER ENDED JUNE
                                        30, 2004).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                               AMERIGO              S&P 500
                                                                FUND                INDEX(2)
--------------------------------------------------------------------------------------------
PAST ONE YEAR                                                   11.09%                10.89%
SINCE INCEPTION                                                 18.37%                17.03%
(07/01/03)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares of the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.



SHAREHOLDER FEES                                                                                NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                               0.90%
  DISTRIBUTION (12b -1) FEES                                                                    0.25%
  OTHER EXPENSES                                                                                0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES*                                                           1.88%


* THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE EXPENSES OF THE UNDERLYING FUNDS WHICH ARE BORNE BY THE FUND.

EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Amerigo Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


              1 YEAR           3 YEARS         5 YEARS         10 YEARS
         ----------------   -------------   -------------   --------------
              $   197          $   610         $  1,049        $  2,266

CLERMONT FUND

FUND INFORMATION

FUND OBJECTIVE

The objective of the Clermont Fund is a combination of current income and growth of capital. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers.

The Fund invests at least 20% of its total assets in underlying funds that invest primarily in long, medium, or short-term bonds and other fixed income securities of varying credit qualities in order to maximize the Fund's total return.

Some of the underlying funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers, engage in foreign currency transactions with respect to these investments, or invest in futures contracts and options on futures contracts.

The Fund may invest up to 80% of its total assets in underlying funds that invest in futures contracts and options on futures contracts.

RISK CONSIDERATIONS


In addition to the risks common to investing in either CLS AdvisorOne Fund, the Clermont Fund is subject to a number of other risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions and the performance of the securities in which the Fund invests, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's investments in underlying funds that own equity securities and direct investments in individual equity securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


SMALLER AND MEDIUM ISSUER RISK - The Fund's investments in underlying funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter and may or may not pay dividends.


FIXED INCOME RISK - The Fund's investments in underlying funds that own fixed income investments and direct investments in individual fixed income securities will change in value in response to interest rate changes and other factors, including changes in the credit quality of the issuers of the underlying fixed income securities. In addition, the value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities.

FOREIGN SECURITIES RISK - The Fund's investments in underlying funds that own securities of foreign companies and direct investments in securities of foreign companies can be more volatile than investments in underlying funds that own securities of U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

FOREIGN CURRENCY RISK - To the extent the Fund invests in underlying funds that hold securities denominated in foreign currencies, or invests directly in securities denominated in foreign currencies, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund even when there is no change in the value of the security in the issuer's home country.

PERFORMANCE


The bar chart and table below show the performance of the Clermont Fund for one year and as an average over different periods of time. The information in the table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.



           2004              5.89



                                        DURING THE PERIOD SHOWN IN THE BAR
                                        CHART, THE HIGHEST RETURN FOR A QUARTER
                                        WAS 5.08% (QUARTER ENDED DECEMBER 31,
                                        2004) AND THE LOWEST RETURN FOR A
                                        QUARTER WAS -2.61% (QUARTER ENDED JUNE
                                        30, 2004).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2004)(1)


                                                 CLERMONT         S&P 500
                                                   FUND           INDEX(2)
--------------------------------------------------------------------------
PAST ONE YEAR                                       5.89%           10.89%
SINCE INCEPTION                                     9.48%           17.03%
(07/01/03)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS A CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.


FEES AND EXPENSES OF THE FUND


This table and example are designed to assist you in understanding the fees and expenses that you may pay as an investor in the shares of the Fund. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE FUND SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.



SHAREHOLDER FEES                                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                              0.90%
  DISTRIBUTION (12b -1) FEES                                                                   0.25%
  OTHER EXPENSES                                                                               0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES*                                                          1.88%


* THE EXPENSES SET FORTH ABOVE ARE IN ADDITION TO THE EXPENSES OF THE UNDERLYING FUNDS WHICH ARE BORNE BY THE FUND.

EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Clermont Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


             1 YEAR           3 YEARS         5 YEARS          10 YEARS
        ----------------   -------------   -------------    --------------
             $   197          $   610         $ 1,049          $ 2,266

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ALLOCATION OF FUND ASSETS AMONG MARKET SEGMENTS

The Sub-Advisor allocates the Funds' assets primarily among various style and capitalization combinations (such as aggressive growth, growth, growth and income, small capitalization, etc.) of ETFs, mutual funds and closed-end funds, including specialty and industry sector funds (including utility funds), international and global stock funds (including developed and emerging markets, regional funds and country specific funds), international and global bond funds, U.S. Government security funds, corporate bond funds, high yield bond funds, and money market funds. In addition, the Funds may also invest directly in individual securities and derivatives.

Using fundamental and technical analysis, the Sub-Advisor assesses the relative risk and reward potential of these segments of the financial markets, with the objective of providing the best opportunity for achieving each Fund's investment objective. The Funds' portfolios are expected to vary considerably among the various market segments as changes in economic and market trends occur. The Sub-Advisor underweights investments in market segments that it believes have poor risk/reward potential, and overweights investments in segments where it believes performance will justify the risk.

Although the Funds may invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Sub-Advisor will determine that such investments are consistent with the investment objectives and policies of each Fund.

ALLOCATION OF FUND ASSETS AMONG ASSET SUBCLASSES

The asset allocation process is not limited to determining the degree to which a Fund's assets should be invested in a given market segment. The Sub-Advisor continually explores opportunities in various subclasses of assets, which may include:

-  geoeconomic considerations (for example, "foreign" vs. "domestic")

- maturities of fixed income securities (for example, "short-term" vs. "long-term")

- market capitalization (for example, "large capitalization" vs. "small capitalization")

-  sector rotation (for example, "high tech" vs. "industrial")

STOCK SEGMENT

A Fund may invest in one or more stock funds owning domestic and foreign equity securities, including common stocks and warrants. In addition, a Fund may invest in equity securities directly. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The price of an individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, information about the development of its products or services, or changes in management personnel.

The stock segment includes domestic and foreign equity securities of all types. The Sub-Advisor seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks the Sub-Advisor believes have superior investment potential. When the Sub-Advisor selects stock funds or individual equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

BOND SEGMENT


A Fund may invest in one or more bond funds owning domestic and foreign debt securities. In addition, a Fund may invest in debt securities directly. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. The Sub-Advisor will seek to manage total return, income and risk within the bond segment by adjusting a Fund's investments in bond funds that hold securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. A Fund may also invest in bond funds that hold lower, quality, high-yielding debt securities (commonly referred to as "junk bonds"). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.


MONEY MARKET SEGMENT

A Fund may invest directly in, or in one or more money market funds owning, money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. The money market segment includes all types of domestic and foreign securities. These securities may be denominated in U.S. dollars or foreign currency.

SALES CHARGES ASSESSED BY UNDERLYING FUNDS

The Funds may purchase "no-load" mutual funds, which are sold and purchased without a sales charge. The Funds may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Funds. In addition, when the Sub-Advisor believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not funds that charge a sales load upon redemption. Neither the Funds nor the Sub-Advisor receive Rule 12b-1 distribution fees generated from the purchase of underlying funds; however, the Sub-Advisor may receive shareholder servicing fees for the performance of certain administrative tasks.

DEFENSIVE INVESTMENTS


The Sub-Advisor, or the investment advisers of the underlying funds in which a Fund invests, may invest in a fully or partially defensive position when they believe it is appropriate to do so. When this happens, a Fund, or the underlying funds in which the Fund invests, may increase temporarily its investments in government securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis. During such a period, a Fund, or the underlying funds in which the Fund invests, would not be pursuing its investment objective. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with Securities and Exchange Commission ("SEC") rules. High transaction costs could result from more frequent trading. Frequent trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund.


RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds and the underlying funds in which the Funds may invest are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK - The Funds and the underlying funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund's investment in equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk. Credit risk refers to the risk that an issuer of a fixed income security may default with respect to the payment of principal and interest. The lower a fixed income security is rated, the more it is considered to be a speculative or risky investment.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK - The Funds and the underlying funds may invest in securities denominated in foreign currencies. These investments are subject to currency risks, including the following:

- The risk that the value of a Fund's assets measured in U.S. dollars may be negatively affected by changes in currency exchange rates and exchange control regulations.

- The risk that increased transaction costs incurred in connection with conversions between various currencies may decrease the overall return on the investment.

As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK - The Funds and the underlying funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.


     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


     The risks associated with the use of futures and options contracts include:

     - Experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures and options on futures.


     - Due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous.


     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.


     - Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information ("SAI").

PURCHASING AND REDEEMING SHARES

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts and by certain pension, profit sharing and other retirement plans. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.


All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex Investments may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds are designed and operated to accommodate frequent trading by shareholders, and therefore, unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. In addition, because the Funds accommodate frequent trading by shareholders, the Trust's Board of Trustees has not adopted policies and procedures designed to prevent frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.


NET ASSET VALUE

The price per share (the offering price) will be the net asset value, or "NAV," next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Standard Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Fund's SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DISTRIBUTION PLAN


The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions are paid at least annually to the insurance company by each of the Funds. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND


Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for Federal income tax purposes.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since the Funds' inception, over 10 years ago, and serves as sub-adviser to several other mutual funds.

The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor. The Advisor also ensures compliance with each Fund's investment policies and guidelines. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management and oversight activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate for the fiscal year ending December 31, 2004, based on the average daily net assets for each Fund, as set forth below:

FUND                                        ADVISORY FEE
-----------------------------------------------------------
AMERIGO                                     0.90%

CLERMONT                                    0.90%

The Advisor pays the Sub-Advisor out of the advisory fees it receives. In addition, the Advisor bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


INVESTMENT SUB-ADVISOR

Clarke Lanzen Skalla Investment Firm, LLC, 4020 South 147th Street, Omaha, Nebraska, 68137, serves as investment sub-adviser to the Funds and is responsible for the day-to-day management of each Fund's portfolio. The Sub-Advisor has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989, and currently manages approximately $2.2 billion in assets. The Funds are managed by a team of professional money managers led by the Chief Investment Officer of CLS. The management team offers a combined 35 years experience managing portfolios of mutual funds.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.

ROBERT JERGOVIC, CFA, joined CLS as a portfolio manager in November 2000. In March of 2002, Mr. Jergovic was promoted to Chief Investment Officer. He also serves on the CLS Investment Committee as Chairman. As Chief Investment Officer, Mr. Jergovic leads the research and analysis of the financial markets and mutual funds. Mr. Jergovic has served as a Registered Representative of Aquarius Fund Distributors, LLC since November of 2003. From 2001 to 2003, Mr. Jergovic served as a Registered Representative of Orbitex Funds Distributor, Inc. and from 2000 to 2002 he served as portfolio manager with CLS' predecessor. Prior to joining CLS, Mr. Jergovic served as a Registered Representative for PFG Distribution Company from 1998 to 1999 and as Vice President of Commerce Investment Management, Inc. and Assistant Treasurer for Guarantee Life Insurance Company from 1994 to 2000.

DENNIS GUENTHER, joined CLS in 1997 and has served as portfolio manager and as a member of the Investment Committee since May of 2004. Mr. Guenther also has served as a Registered Representative of Aquarius Fund Distributors, LLC since November of 2003. Mr. Guenther served as Financial Analyst of CLS from 2002 to 2004 and as a Database/Interface Manager with CLS from 1997 to 2002. In addition, Mr. Guenther served as a Registered Representative of Orbitex Funds Distributors, Inc. from 2001 to 2003.

SCOTT KUBIE, CFA, joined CLS in 2001 and has served as the President and Manager of CLS and its predecessor since 2003. Mr. Kubie has served as the Director of Research for CLS and its predecessor since 2002 and is a member of the Investment Committee. Mr. Kubie served as served as portfolio manager with CLS and its predecessor since 2001 and from 1995 to 1999. Mr. Kubie has served as a Registered Representative of Aquarius Fund Distributors, LLC since November of 2003. From 2001 to 2003, Mr. Kubie served as a Registered Representative of Orbitex Funds Distributor, Inc. Prior to joining CLS, Mr. Kubie worked as a consultant for an Equity Manager and Internet Investment Software Firm.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the period ending December 31, 2004 has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Registered Public Accounting Firm for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2004 Annual Report is incorporated by reference in the SAI.



                                                  AMERIGO FUND                              CLERMONT FUND
                                    ---------------------------------------    ---------------------------------------
                                    YEAR                 PERIOD                YEAR                 PERIOD
                                    ENDED                ENDED                 ENDED                ENDED
                                    DECEMBER 31, 2004    DECEMBER 31, 2003*    DECEMBER 31, 2004    DECEMBER 31, 2003*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE -
  BEGINNING OF PERIOD                  $    28.99           $    25.00            $    27.05           $    25.00
                                       ----------           ----------            ----------           ----------

        Net Investment Income+                .08                  .07                   .32                  .29
        Net Realized and Unrealized
          Gains on Securities                3.13                 3.92                  1.27                 1.76
                                       ----------           ----------            ----------           ----------

        Net Increase in Net Asset
          Value Resulting from
          Operations                         3.21                 3.99                  1.59                 2.05

        Distributions to
          Shareholders from:
          Net Investment Income              (.02)                  --                  (.07)                  --
          Net Realized Capital Gains           --                   --                    --                   --
          Total Distributions                (.02)                  --                  (.07)                  --
                                       ----------           ----------            ----------           ----------

        Net Increase in Net Asset
          Value                              3.19                 3.99                  1.52                 2.05
                                       ----------           ----------            ----------           ----------

NET ASSET VALUE - END OF PERIOD        $    32.18           $    28.99            $    28.57           $    27.05
                                       ----------           ----------            ----------           ----------

TOTAL INVESTMENT RETURN                     11.09%               15.96%                 5.89%                8.20%
RATIOS TO AVERAGE NET ASSETS:
         Gross Expenses                      1.63%                1.71%**               1.63%                1.71%**
         Net Expenses                        1.63%                1.71%**               1.63%                1.71%**
         Net Investment Income               0.27%                0.53%**               1.17%                2.29%**
SUPPLEMENTARY DATA:
         Portfolio Turnover Rate***           149%                  63%                  124%                 113%
         Net Assets, End of Period
           (000's omitted)             $  127,059           $   45,839            $   91,092           $   22,277



*SINCE THE COMMENCEMENT OF OPERATIONS: JULY 1, 2003
**  ANNUALIZED
*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

Additional information about the Funds is included in the SAI dated May 1, 2005. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. Because shares of the Funds are available exclusively for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site.


NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-08821.

                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            800-820-0888 301-296-5100

                            WWW.RYDEXINVESTMENTS.COM

Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds"):

             NOVA FUND
             URSA FUND
             OTC FUND
             ARKTOS FUND
             U.S. GOVERNMENT BOND FUND
             JUNO FUND
             MEDIUS FUND
             MEKROS FUND
             LARGE-CAP EUROPE FUND
             LARGE-CAP JAPAN FUND
             LARGE-CAP VALUE FUND
             LARGE-CAP GROWTH FUND
             MID-CAP VALUE FUND
             MID-CAP GROWTH FUND
             INVERSE MID-CAP FUND
             SMALL-CAP VALUE FUND
             SMALL-CAP GROWTH FUND
             INVERSE SMALL-CAP FUND
             SECTOR ROTATION FUND
             CORE EQUITY FUND
             U.S. GOVERNMENT MONEY MARKET FUND

             TITAN  500 FUND
             TEMPEST 500 FUND
             VELOCITY 100 FUND

             VENTURE 100 FUND
             LONG DYNAMIC DOW 30 FUND
             INVERSE DYNAMIC DOW 30 FUND
             BANKING FUND
             BASIC MATERIALS FUND
             BIOTECHNOLOGY FUND
             CONSUMER PRODUCTS FUND
             ELECTRONICS FUND
             ENERGY FUND
             ENERGY SERVICES FUND
             FINANCIAL SERVICES FUND
             HEALTH CARE FUND
             INTERNET FUND
             LEISURE FUND
             PRECIOUS METALS FUND
             REAL ESTATE FUND
             RETAILING FUND
             TECHNOLOGY FUND
             TELECOMMUNICATIONS FUND
             TRANSPORTATION FUND
             UTILITIES FUND


This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses dated May 1, 2005. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference, and must be delivered with, this SAI.


                       The date of this SAI is May 1, 2005

                                TABLE OF CONTENTS


GENERAL INFORMATION ABOUT THE TRUST                                            1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS                               2

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS                                 21

DESCRIPTION OF THE MONEY MARKET FUND                                          27

INVESTMENT RESTRICTIONS                                                       27

BROKERAGE ALLOCATION AND OTHER PRACTICES                                      34

MANAGEMENT OF THE TRUST                                                       41

PRINCIPAL HOLDERS OF SECURITIES                                               58

DETERMINATION OF NET ASSET VALUE                                              70

INFORMATION ON COMPUTATION OF YIELD                                           73

PURCHASE AND REDEMPTION OF SHARES                                             75

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                           76

OTHER INFORMATION                                                             80

INDEX PUBLISHERS                                                              81

COUNSEL                                                                       82

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN                   82

FINANCIAL STATEMENTS                                                          82

APPENDIX A                                                                     1

APPENDIX B                                                                     3

GENERAL INFORMATION ABOUT THE TRUST


The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares, the Funds. Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has forty-seven separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to the shares of forty-five Funds which are categorized below according to each Fund's type of investment strategy.

                              THE "BENCHMARK FUNDS"

Nova
Ursa
OTC
Arktos
U.S. Government Bond (the "Bond Fund")
Juno
Medius
Mekros
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Inverse Mid-Cap
Small-Cap Value
Small-Cap Growth
Inverse Small-Cap
Large-Cap Europe*
Large-Cap Japan*

*THE LARGE-CAP EUROPE AND LARGE-CAP JAPAN FUNDS ARE ALSO REFERRED TO AS THE "INTERNATIONAL FUNDS".

                              THE "STRATEGIC FUNDS"

Sector Rotation
Core Equity

                               THE "DYNAMIC FUNDS"

Titan 500
Tempest 500
Velocity 100
Venture 100
Long Dynamic Dow 30
Inverse Dynamic Dow 30

                               THE "SECTOR FUNDS"

Banking
Basic Materials
Biotechnology
Consumer Products
Electronics
Energy
Energy Services
Financial Services
Health Care
Internet
Leisure
Precious Metals
Real Estate
Retailing
Technology
Telecommunications
Transportation
Utilities

                             THE "MONEY MARKET FUND"

U.S. Government Money Market


The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts. A substantial portion of the assets of each of the Rydex Subaccounts were transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL


Each Fund's investment objective and principal investment strategies are described in the Trust's Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.


BORROWING


The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Dynamic Funds, Sector Funds and Strategic Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Bond Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Dynamic Funds, Sector Funds or Strategic Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Dynamic Funds, Sector Funds and Strategic Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.


As required by the Investment Company Act of 1940, as amended, (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.


CURRENCY TRANSACTIONS

Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in
Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN ISSUERS

The International Funds, Sector Funds and Strategic Funds may invest in issuers located outside the United States. The International Funds, Sector Funds and Strategic Funds may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE - The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50(SM) Index (the "Stoxx 50 Index"). The Stoxx 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union ("EU") and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.


A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. On January 1, 1999, the Euro became a currency. After a three-year transition period, the Euro began circulating on January 1, 2002, the Euro replaced the currencies previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.


The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN - The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata, and Sapporo. The Tokyo Stock Exchange (TSE) is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over

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95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.


While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.


Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

ILLIQUID SECURITIES


While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.


INVESTMENTS IN OTHER INVESTMENT COMPANIES


While the Funds do not anticipate doing so, the Funds (other than the Bond Fund and Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A

Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.


LENDING OF PORTFOLIO SECURITIES


Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 alpha% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, Long Dynamic Dow 30, Inverse Dynamic Dow 30, Sector Funds and Strategic Funds may buy call options and write (sell) put options on securities; the Ursa Fund, Arktos Fund, Tempest 500 Fund, Venture 100 Fund, Long Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, Sector Funds and Strategic Funds, may purchase call options and write put options; the Ursa Fund, Arktos Fund, Tempest 500 Fund, and Venture 100 Fund may purchase put options and write call options; The Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, Long Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Fund may buy put and call options, and write (sell) put and call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be " covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

As discussed in the Trust's Prospectuses, the Trust anticipates that investors in the Funds, other than the Strategic Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Purchasing And Redeeming Shares" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended, (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain

Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Ursa Fund, Juno Fund, Tempest 500 Fund, Venture 100 Fund, Long Dynamic Dow 30 Fund, Inverse Dynamic Dow 30 Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES


The Ursa Fund, Arktos Fund, Juno Fund, Tempest 500 Fund, Venture 100 Fund, Inverse Dynamic Dow 30 Fund, Inverse Mid-Cap Fund and Inverse Small-Cap Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, Juno Fund, Tempest 500 Fund, Venture 100 Fund, Inverse Dynamic Dow 30 Fund, Inverse Mid-Cap Fund or Inverse Small-Cap Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account

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containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, Sector Funds, Strategic Funds, Long Dynamic Dow 30 Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Small-Cap Value Fund and Small-Cap Growth Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.


STOCK INDEX FUTURES CONTRACTS

A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or

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differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount

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of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.


The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR


The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the International Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective benchmarks. However,

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all of the Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.


U.S. GOVERNMENT SECURITIES

The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the

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securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Bond Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

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BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND


The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (I.E., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.


ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

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SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:


     a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

     b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

     c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

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INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND


The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include real estate investment trusts, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, I.E., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The

Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.


RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND


The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.


DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA FUND, URSA FUND, OTC FUND, ARKTOS FUND, U.S. GOVERNMENT BOND FUND, JUNO FUND AND PRECIOUS METALS FUND

The Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Juno Fund and Precious Metals Fund shall not:

     1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     2.   Underwrite securities of any other issuer.

     3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

     5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

          6.1 THE PRECIOUS METALS FUND MAY (a) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (b) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


          7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF THE ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

     8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

          8.1 THE NOVA FUND AND THE BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

          8.2 THE JUNO FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

     9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

          9.1 THE URSA FUND, ARKTOS FUND AND JUNO FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC OR (ii) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR

               SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

     10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.


     11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.


     12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

     13.  Write or purchase put or call options.

     14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

     15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

     16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE MEDIUS FUND, MEKROS FUND, LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, MID-CAP GROWTH FUND, INVERSE MID-CAP FUND, SMALL-CAP VALUE FUND, SMALL-CAP GROWTH FUND, INVERSE SMALL-CAP FUND, INTERNATIONAL FUNDS, DYNAMIC FUNDS, SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS
FUND) AND STRATEGIC FUNDS

The Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Dynamic Funds, Sector Funds (other than the Precious Metals Fund) and Strategic Funds may not:

     17. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceed 5% of its total assets.

     18. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     19. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     20. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     21. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     22. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


     23. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.


NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.


The Funds may not:

     1.   Invest in warrants.

     2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

     3.   Invest in mineral leases.

The Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, the Dynamic Funds, the Sector Funds and the Strategic Funds may not:

     4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
          Section 18 of the 1940 Act.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund may not:

     9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The U.S. Government Bond Fund and U.S. Government Money Market Fund may not:

     10. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Europe Fund may not:

     11. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

     12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Value Fund may not:

     13. Change its investment strategy to invest at least 80% of its net assets in large cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Growth Fund may not:

     14. Change its investment strategy to invest at least 80% of its net assets in large cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Value Fund may not:

     15. Change its investment strategy to invest at least 80% of its net assets in mid cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Growth Fund may not:

     16. Change its investment strategy to invest at least 80% of its net assets in mid cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Small-Cap Value Fund may not:

     17. Change its investment strategy to invest at least 80% of its net assets in small cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Small-Cap Growth Fund may not:

     18. Change its investment strategy to invest at least 80% of its net assets in small cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.


The Core Equity Fund may not:

     19. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 8 above under the heading "Fundamental Policies of the Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Juno Fund and Precious Metals Fund" above and in paragraph 17 above under the heading "Fundamental Policies of the Medius Fund, Mekros Fund, Large-Cap Value Fund, Large-Cap Growth Fund, Mid-Cap Value Fund, Mid-Cap Growth Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Small-Cap Growth Fund, Inverse Small-Cap Fund, International Funds, Dynamic Funds, Sector Funds (other than the Precious Metals Fund) and Strategic Funds." With respect to borrowings in accordance with the limitations set forth in paragraphs 8 and 17, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter).


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended December 31, 2002, 2003 and 2004 the Funds paid the following aggregate brokerage commissions:


                                        AGGREGATE           AGGREGATE         AGGREGATE
                                        BROKERAGE           BROKERAGE         BROKERAGE
                           FUND        COMMISSIONS         COMMISSIONS       COMMISSIONS
                        INCEPTION  DURING FISCAL YEAR  DURING FISCAL YEAR   DURING FISCAL
      FUND NAME            DATE        ENDED 2002*        ENDED 2003**     YEAR ENDED 2004
------------------------------------------------------------------------------------------
Titan 500                10/01/01      $  16,949           $  65,027         $   133,372
Tempest 500                 N/A              N/A                 N/A                 N/A
Velocity 100             10/01/01      $  10,205           $  72,368         $   129,336
Venture 100                 N/A              N/A                 N/A                 N/A
Long Dynamic Dow 30      02/20/04            N/A                 N/A         $    22,382
Inverse Dynamic Dow 30   02/20/04            N/A                 N/A         $     3,230
Nova                     05/07/97      $ 310,124           $ 279,838         $   347,231
Ursa                     06/09/97      $  29,033           $  44,496         $    39,592
OTC                      05/07/97      $ 172,774           $ 561,516         $   530,431
Arktos                   05/21/01      $   8,738           $  12,919         $    45,975
Medius                   10/01/01      $ 102,508           $ 245,156         $   190,995
Mekros                   10/01/01      $ 229,769           $ 717,722         $ 1,190,922
Juno                     05/01/03            N/A           $  27,939         $    39,288
U.S. Government Bond     08/18/97      $   9,996           $  30,688         $    40,305
Large-Cap Europe         10/01/01      $     256           $     706         $       259
Large-Cap Japan          10/01/01      $   4,695           $   2,954         $    13,946
Sector Rotation          05/01/02      $  30,347           $  79,963         $    90,158
Core Equity                 N/A              N/A                 N/A                 N/A
Large-Cap Value          02/20/04            N/A                 N/A         $    40,506
Large-Cap Growth         02/20/04            N/A                 N/A         $    28,811
Mid-Cap Value            02/20/04            N/A                 N/A         $    81,465
Mid-Cap Growth           02/20/04            N/A                 N/A         $    49,982
Inverse Mid-Cap          02/20/04            N/A                 N/A         $     1,340
Small-Cap Value          02/20/04            N/A                 N/A         $   140,362
Small-Cap Growth         02/20/04            N/A                 N/A         $   159,419
Inverse Small-Cap        02/20/04            N/A                 N/A         $     9,871
Banking                  05/02/01      $  74,350           $ 114,418         $   166,967
Basic Materials          05/02/01      $  58,982           $ 202,780         $   296,278
Biotechnology            05/02/01      $  49,092           $ 281,774         $   272,119
Consumer Products        05/29/01      $  49,280           $  99,096         $   214,530
Electronics              08/03/01      $ 102,638           $ 319,734         $   230,668
Energy                   05/29/01      $  55,280           $ 120,443         $   247,920

                                        AGGREGATE           AGGREGATE         AGGREGATE
                                        BROKERAGE           BROKERAGE         BROKERAGE
                           FUND        COMMISSIONS         COMMISSIONS       COMMISSIONS
                        INCEPTION  DURING FISCAL YEAR  DURING FISCAL YEAR   DURING FISCAL
      FUND NAME            DATE        ENDED 2002*        ENDED 2003**     YEAR ENDED 2004
------------------------------------------------------------------------------------------
Energy Services          05/02/01      $  93,987           $ 176,358         $   189,609
Financial Services       07/20/01      $  76,332           $ 168,468         $   217,847
Health Care              06/19/01      $  80,474           $ 194,173         $   167,178
Internet                 05/24/01      $ 132,427           $ 270,173         $   374,610
Leisure                  05/22/01      $  64,256           $ 199,058         $   247,334
Precious Metals          05/29/97      $ 101,505           $ 386,875         $   532,974
Real Estate              10/01/01      $  21,564           $ 155,567         $   261,278
Retailing                07/23/01      $  43,736           $ 117,473         $   137,931
Technology               05/02/01      $ 147,132           $ 429,428         $   196,683
Telecommunications       07/27/01      $  64,849           $ 199,622         $   331,344
Transportation           06/11/01      $  42,423           $  64,280         $   163,320
Utilities                05/02/01      $ 117,664           $ 367,782         $   233,478
U.S. Government
Money Market             05/07/97            N/A                 N/A                 N/A



BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's fiscal year ended December 31, 2004, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


                                                            TOTAL DOLLAR AMOUNT OF
                     TOTAL DOLLAR AMOUNT OF BROKERAGE  TRANSACTIONS INVOLVING BROKERAGE
                         COMMISSIONS FOR RESEARCH          COMMISSIONS FOR RESEARCH
     FUND NAME                   SERVICES                          SERVICES
---------------------------------------------------------------------------------------
Banking                        $  6,298.31                     $  46,297,171.88
Basic Materials                $  7,401.48                     $  43,880,755.77
Biotechnology                  $ 10,012.20                     $  47,504,177.48
Consumer Products              $  6,693.49                     $  46,181,325.68
Electronics                    $ 11,686.88                     $  38,476,353.81
Energy                         $  5,305.55                     $  36,951,649.83
Energy Services                $  5,561.83                     $  33,045,174.38
Financial Services             $  7,305.18                     $  48,768,442.82
Health Care                    $  7,101.83                     $  53,946,969.36
Internet                       $ 20,522.19                     $  69,761,960.92

                                                            TOTAL DOLLAR AMOUNT OF
                     TOTAL DOLLAR AMOUNT OF BROKERAGE  TRANSACTIONS INVOLVING BROKERAGE
                         COMMISSIONS FOR RESEARCH          COMMISSIONS FOR RESEARCH
     FUND NAME                   SERVICES                          SERVICES
---------------------------------------------------------------------------------------
Large Cap Growth               $  1,572.10                     $  11,670,170.44
Large Cap Value                $    810.86                     $   5,700,673.92
Leisure                        $  4,668.44                     $  20,796,080.14
Long Dynamic Dow 30            $    765.75                     $   7,161,688.60
Medius                         $  8,449.64                     $  50,152,551.74
Mekros                         $ 24,001.56                     $  77,961,233.16
Mid Cap Growth                 $    888.28                     $   5,883,088.08
Mid Cap Value                  $    777.47                     $   4,361,837.64
Nova                           $ 18,880.00                     $ 130,411,479.47
OTC                            $ 50,117.61                     $ 308,626,605.62
Precious Metals                $  6,860.62                     $  15,254,553.99
Real Estate                    $ 13,521.38                     $  81,734,054.04
Retailing                      $  3,289.92                     $  19,398,346.13
Sector Rotation                $  5,286.73                     $  28,546,245.06
Small Cap Growth               $  6,875.25                     $  40,278,696.36
Small Cap Value                $  4,741.15                     $  20,397,128.19
Technology                     $ 11,270.30                     $  43,251,266.36
Telecommunications             $ 23,491.28                     $  73,055,876.98
Titan 500                      $ 11,264.72                     $  79,571,612.92
Transportation                 $  3,776.89                     $  21,620,478.36
Utilities                      $  5,045.46                     $  23,118,770.66
Velocity 100                   $  7,099.33                     $  43,446,596.35



BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended December 31, 2002, the Funds paid no brokerage commissions to affiliates. For the fiscal year ended December 31, 2003, the Funds paid no brokerage commissions to affiliates. For the fiscal year ended December 31, 2004, the Funds paid $119,037.92 in brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of December 31, 2004, the following Funds held the following securities of the Trust's "regular brokers or dealers:"



                                                            TOTAL AMOUNT OF SECURITIES
                                                              OF EACH REGULAR BROKER-
          FUND NAME            FULL NAME OF BROKER/DEALER           DEALER HELD
--------------------------------------------------------------------------------------
Nova                          Citigroup                                  $   6,481,164
                              Lehman Brothers, Inc.                      $   6,527,151
                              PaineWebber, Inc.                          $   6,481,164
                              Morgan Stanley                             $   6,758,928
                              Merrill Lynch & Co.                        $      84,276
                              Bear Stearns Cos., Inc.                    $     489,042
                              Goldman Sachs Group, Inc.                  $      65,961
                              U.S. Bancorp                               $     650,203

Ursa                          Citigroup                                  $   2,192,411
                              Lehman Brothers, Inc.                      $   2,207,968
                              PaineWebber, Inc.                          $   2,192,411
                              Morgan Stanley                             $   2,286,372

OTC                           Citigroup                                  $   4,684,528
                              Lehman Brothers, Inc.                      $   4,717,767
                              PaineWebber, Inc.                          $   4,684,528
                              Morgan Stanley                             $   4,885,293

Arktos                        Citigroup                                  $   3,719,405
                              Lehman Brothers, Inc.                      $   5,832,417
                              PaineWebber, Inc.                          $   3,719,405
                              Morgan Stanley                             $   3,878,808

Titan 500                     Citigroup                                  $   2,594,117
                              Lehman Brothers, Inc.                      $   2,612,524
                              PaineWebber, Inc.                          $   2,594,117
                              Morgan Stanley                             $   2,705,293
                              Merrill Lynch & Co.                        $      95,034
                              Morgan Stanley                             $     103,822
                              Bear Stearns Cos., Inc.                    $      18,416
                              Goldman Sachs Group, Inc.                  $      86,353
                              U.S. Bancorp                               $      99,911
                              Lehman Brothers, Inc.                      $      40,241

Velocity 100                  Citigroup                                  $   2,238,343
                              Lehman Brothers, Inc.                      $   7,599,073
                              PaineWebber, Inc.                          $   2,238,343
                              Morgan Stanley                             $   2,334,272

Medius                        Citigroup                                  $   1,564,540
                              Lehman Brothers, Inc.                      $   1,575,642

                              PaineWebber, Inc.                          $   1,564,540
                              Morgan Stanley                             $   1,631,592

Inverse Mid-Cap               Citigroup                                  $     113,148
                              Lehman Brothers, Inc.                      $     113,951
                              PaineWebber, Inc.                          $     113,148
                              Morgan Stanley                             $     117,998

Mekros                        Citigroup                                  $   8,023,429
                              Lehman Brothers, Inc.                      $   8,450,129
                              PaineWebber, Inc.                          $   8,023,429
                              Morgan Stanley                             $   8,367,290

Inverse Small-Cap             Citigroup                                  $     962,047
                              Lehman Brothers, Inc.                      $     968,873
                              PaineWebber, Inc.                          $     962,047
                              Morgan Stanley                             $   1,003,277

U.S. Government Bond          Citigroup                                  $   5,087,649
                              Lehman Brothers, Inc.                      $   5,123,749
                              PaineWebber, Inc.                          $   5,087,649
                              Morgan Stanley                             $   5,305,691

Juno                          Citigroup                                  $   4,271,768
                              Lehman Brothers, Inc.                      $  36,707,078
                              PaineWebber, Inc.                          $   4,271,768
                              Morgan Stanley                             $   4,454,843

Large-Cap Europe              Citigroup                                  $   8,056,671
                              Lehman Brothers, Inc.                      $  18,013,659
                              PaineWebber, Inc.                          $   8,056,671
                              Morgan Stanley                             $   8,401,957

Large-Cap Japan               Citigroup                                  $     834,475
                              Lehman Brothers, Inc.                      $   2,427,975
                              PaineWebber, Inc.                          $     834,475
                              Morgan Stanley                             $     870,238

Long Dynamic Dow 30           Citigroup                                  $     544,352
                              Lehman Brothers, Inc.                      $   1,257,546
                              PaineWebber, Inc.                          $     544,352
                              Morgan Stanley                             $     567,682

Inverse Dynamic Dow 30        Citigroup                                  $     526,427
                              Lehman Brothers, Inc.                      $     741,185
                              PaineWebber, Inc.                          $     526,427
                              Morgan Stanley                             $     548,988

Small-Cap Value               Lehman Brothers, Inc.                      $     253,522

Mid-Cap Value                 Lehman Brothers, Inc.                      $     113,768

Large-Cap Value               Lehman Brothers, Inc.                      $      54,448
                              Bear Stearns Cos., Inc.                    $      21,178
                              Goldman Sachs Group, Inc.                  $      99,046
                              Lehman Brothers, Inc.                      $      44,002
                              Merrill Lynch & Co.                        $     108,841
                              U.S. Bancorp                               $     114,662

Small-Cap Growth              Lehman Brothers, Inc.                      $     182,100

Mid-Cap Growth                Lehman Brothers, Inc.                      $      92,528

Large-Cap Growth              Lehman Brothers, Inc.                      $      98,342

Sector Rotation               Lehman Brothers, Inc.                      $   1,691,604

U.S. Government Money Market  Citigroup                                  $  18,105,526
                              Lehman Brothers, Inc.                      $  18,233,995
                              PaineWebber, Inc.                          $  18,105,526
                              Morgan Stanley                             $  18,881,477

Banking                       Lehman Brothers, Inc.                      $      97,687
                              Bank of America Corp.                      $     898,167
                              U.S. Bancorp                               $     367,603
                              Susquehanna Bancshares, Inc.               $     350,972

Basic Materials               Lehman Brothers, Inc.                      $     350,862

Biotechnology                 Lehman Brothers, Inc.                      $      59,082

Consumer Products             Lehman Brothers, Inc.                      $      81,259

Electronics                   Lehman Brothers, Inc.                      $      44,907

Energy                        Lehman Brothers, Inc.                      $     308,564

Energy Services               Lehman Brothers, Inc.                      $     200,852

Financial Services            Lehman Brothers, Inc.                      $     423,930
                              Bank of America Corp.                      $     328,930
                              Bear Stearns Cos., Inc.                    $      83,894
                              Susquehanna Bancshares, Inc.               $     464,818
                              UBS AG                                     $     564,159

Health Care                   Lehman Brothers, Inc.                      $     138,842

Internet                      Lehman Brothers, Inc.                      $     243,854

Leisure                       Lehman Brothers, Inc.                      $     282,580

Precious Metals               Lehman Brothers, Inc.                      $     203,849

Real Estate                   Lehman Brothers, Inc.                      $      41,842

Retailing                     Lehman Brothers, Inc.                      $      75,212

Technology                    Lehman Brothers, Inc.                      $     125,777

Telecommunications            Lehman Brothers, Inc.                      $      48,935

Transportation                Lehman Brothers, Inc.                      $     226,985


MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each member of the Board is responsible for the forty-seven Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Funds of Rydex Series Funds, Rydex Dynamic Funds, and Rydex ETF Trust that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 87 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Board member is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEE*

CARL G. VERBONCOEUR (52)

     Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

     *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Partner of Star Schield Tactical Allocation Research, a registered investment adviser, 2003 to present.

J. KENNETH DALTON (64)


     Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee, Rydex Capital Partners SPhinX Fund, 2003 to present. Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986. Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)


     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Colehour, Dalton, Demaret, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Advisory Agreement" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.


Before this year's meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.


At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Trust; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board members' "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board members and the officers of the Trust own less than 1% of the outstanding shares of the Trust.



                    ($) RANGE OF FUND SHARES     AGGREGATE ($) RANGE OF SHARES IN ALL
NAME               (RYDEX VARIABLE TRUST ONLY)      RYDEX FUNDS OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------
Verboncoeur*                   $ 0                          over $100,000
Colehour                       $ 0                          over $100,000
Dalton                         $ 0                        $10,001 - $50,000
Demaret                        $ 0                          over $100,000
McCarville                     $ 0                        $50,001 - $100,000
Somers                         $ 0                          over $100,000



*MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members serving during the fiscal year ended December 31, 2004, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:



                                               PENSION OR         ESTIMATED        TOTAL
                              AGGREGATE   RETIREMENT BENEFITS  ANNUAL BENEFITS  COMPENSATION
     NAME OF PERSON,        COMPENSATION   ACCRUED AS PART OF       UPON         FROM FUND
        POSITION             FROM TRUST     TRUST'S EXPENSES     RETIREMENT      COMPLEX *
--------------------------------------------------------------------------------------------
Carl Verboncoeur**                 n/a             n/a                n/a              n/a
Corey A. Colehour, TRUSTEE    $ 15,475           $   0              $   0         $ 79,500
J. Kenneth Dalton,            $ 15,475           $   0              $   0         $ 79,500
TRUSTEE
Roger Somers,                 $ 15,475           $   0              $   0         $ 79,500
TRUSTEE
John O. Demaret,              $ 15,475           $   0              $   0         $ 85,500
TRUSTEE
Patrick T. McCarville,        $ 15,475           $   0              $   0         $ 79,500
TRUSTEE



*REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST AND RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

**MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004. AS AN OFFICER OF THE ADVISOR, HE DOES NOT RECEIVE COMPENSATION FROM THE TRUST.


TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

OFFICERS


CARL G. VERBONCOEUR (52)

     Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (34)

     Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present. Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; President of PADCO Advisors, Inc. and PADCO Advisors II. Inc., 2004 to present; Executive Vice President of PADCO Advisors, Inc., 1993 to present; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Chief Operating Officer of PADCO Advisors II, Inc., 2003 to present; Executive Vice President of PADCO Advisors II, Inc., 1996 to present; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC., investment adviser, 2003 to present; President of Rydex Capital Partners II, LLC., investment adviser, 2003 to present; Chief Operating Officer of Rydex Distributors, Inc. 2003 to present; Executive Vice President of Rydex Distributors, Inc. 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (41)

     Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

     Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present. Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.


CODE OF ETHICS


The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.


PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. the Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISORY AGREEMENT


PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on July 5, 1994, together with PADCO Advisors, Inc., a registered investment adviser under common control and does business under the name Rydex Investments. The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor, dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts. As of April 1, 2005, net assets under management of the Advisor and its affiliates were approximately $13 billion. Pursuant to the advisory agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below.


For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 the Advisor received the following investment advisory fees:


                                                        ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                  FUND                 PAID FOR FISCAL   PAID FOR FISCAL   PAID FOR FISCAL
                               INCEPTION   ADVISORY       YEAR ENDED       YEAR ENDED        YEAR ENDED
          FUND NAME               DATE        FEE            2002             2003              2004
----------------------------------------------------------------------------------------------------------
Titan 500                      10/01/01      0.90%     $        20,203   $       136,383   $       252,443
Tempest 500                       N/A        0.90%                 N/A               N/A               N/A

                                                        ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                  FUND                 PAID FOR FISCAL   PAID FOR FISCAL   PAID FOR FISCAL
                               INCEPTION   ADVISORY       YEAR ENDED       YEAR ENDED        YEAR ENDED
          FUND NAME               DATE        FEE            2002             2003              2004
----------------------------------------------------------------------------------------------------------
Velocity 100                   10/01/01      0.90%     $        35,815   $       128,599   $       258,546
Venture 100                       N/A        0.90%                 N/A               N/A               N/A
Long Dynamic Dow 30            05/03/04      0.90%                 N/A               N/A   $        23,960
Inverse Dynamic Dow 30         05/03/04      0.90%                 N/A               N/A   $        18,119
Nova                           05/07/97      0.75%     $       334,894   $       341,660   $       662,738
Ursa                           06/09/97      0.90%     $       236,158   $       374,282   $       420,805
OTC                            05/07/97      0.75%     $       805,695   $       841,013   $       999,272
Arktos                         05/21/01      0.90%     $       157,674   $       336,956   $       401,261
Medius                         10/01/01      0.90%     $        17,846   $       134,885   $       250,140
Mekros                         10/01/01      0.90%     $        43,363   $       328,502   $       555,936
U.S. Government Bond           05/01/03      0.50%     $        89,108   $       184,395   $       276,602
Juno                           08/18/97      0.90%                 N/A   $       130,497   $       455,084
Large-Cap Europe               10/01/01      0.90%     $        23,782   $       101,801   $       258,685
Large-Cap Japan                10/01/01      0.90%     $        37,629   $       109,997   $       165,142
Sector Rotation                05/01/02      0.90%     $        36,881   $       100,422   $       207,760
Core Equity                       N/A        0.90%                 N/A               N/A               N/A
Large-Cap Value                05/03/04      0.75%                 N/A               N/A   $        49,463
Large-Cap Growth               05/03/04      0.75%                 N/A               N/A   $        40,107
Mid-Cap Value                  05/03/04      0.75%                 N/A               N/A   $        54,654
Mid-Cap Growth                 05/03/04      0.75%                 N/A               N/A   $        44,149
Inverse Mid-Cap                05/03/04      0.90%                 N/A               N/A   $        12,140
Small-Cap Value                05/03/04      0.75%                 N/A               N/A   $       122,821
Small-Cap Growth               05/03/04      0.75%                 N/A               N/A   $        94,288
Inverse Small-Cap              05/03/04      0.90%                 N/A               N/A   $        95,008
Banking                        05/02/01      0.85%     $        37,533   $        60,734   $       174,028
Basic Materials                05/02/01      0.85%     $        19,186   $        82,112   $       269,583
Biotechnology                  05/02/01      0.85%     $        21,786   $        83,232   $       142,694
Consumer Products              05/29/01      0.85%     $        36,162   $        62,336   $       232,254

                                                        ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                  FUND                 PAID FOR FISCAL   PAID FOR FISCAL   PAID FOR FISCAL
                               INCEPTION   ADVISORY       YEAR ENDED       YEAR ENDED        YEAR ENDED
          FUND NAME               DATE        FEE            2002             2003              2004
----------------------------------------------------------------------------------------------------------
Electronics                    08/03/01      0.85%     $        17,104   $        92,901   $        71,558
Energy                         05/29/01      0.85%     $        23,529   $        57,365   $       395,326
Energy Services                05/02/01      0.85%     $        27,392   $        37,301   $       172,705
Financial Services             07/20/01      0.85%     $        35,765   $        79,263   $       230,474
Health Care                    06/19/01      0.85%     $        47,616   $       115,299   $       248,170
Internet                       05/24/01      0.85%     $         9,919   $        75,586   $       220,936
Leisure                        05/22/01      0.85%     $        21,911   $        78,914   $       203,292
Precious Metals                05/29/97      0.75%     $        97,891   $       194,035   $       265,661
Real Estate                    10/01/01      0.85%     $         6,511   $        68,602   $       167,883
Retailing                      07/23/01      0.85%     $        18,303   $        85,879   $       151,715
Technology                     05/02/01      0.85%     $        34,995   $       123,353   $       149,453
Telecommunications             07/27/01      0.85%     $        12,129   $        52,234   $       169,533
Transportation                 06/11/01      0.85%     $        21,489   $        38,636   $       178,915
Utilities                      05/02/01      0.85%     $        59,878   $        98,256   $       129,965
U.S. Government Money Market   05/07/97      0.50%     $       805,031   $     1,438,328   $     1,507,834



PORTFOLIO MANAGERS

This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:



                REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                  COMPANIES(1),(2)               VEHICLES(1)             OTHER ACCOUNTS(1)
             --------------------------------------------------------------------------------
              NUMBER                        NUMBER                    NUMBER
                OF                            OF                        OF
  NAME       ACCOUNTS     TOTAL ASSETS     ACCOUNTS   TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS
---------------------------------------------------------------------------------------------
Michael P.      91      $ 12,619,071,662      2       $  1,500,000       8      less than $5
Byrum                                                                              million

William E.      90      $ 12,344,846,775      0                N/A      14      less than $5
Flaig Jr.                                                                          million

Jim King        91      $ 12,647,448,852      0                N/A       3      less than $5
                                                                                   million

(1) INFORMATION PROVIDED IS AS OF APRIL 12, 2005.
(2) THE PORTFOLIO MANAGERS MANAGE ONE ACCOUNT THAT IS SUBJECT TO A PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87,101,573 IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of an annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of March 9, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



  PORTFOLIO MANAGER                 FUND             DOLLAR RANGE OF FUND SHARES
--------------------------------------------------------------------------------
Michael P. Byrum                     0                           N/A
William E. Flaig, Jr.                0                           N/A
Jim King                             0                           N/A

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT


General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.


Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of each Fund except the U.S. Government Bond and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds/Rydex Subaccounts is set forth in the table below.


For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Servicer received the following fees:



                                           SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID
                                  FUND      FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
                               INCEPTION         ENDED               ENDED               ENDED
         FUND NAME                DATE           2002                2003                 2004
----------------------------------------------------------------------------------------------------
Titan 500                      10/01/01    $           5,612   $          37,884   $          70,123
Tempest 500                       N/A                    N/A                 N/A                 N/A
Velocity 100                   10/01/01    $           9,950   $          35,722   $          79,318
Venture 100                       N/A                    N/A                 N/A                 N/A
Long Dynamic Dow 30            05/03/04                  N/A                 N/A   $           6,655
Inverse Dynamic Dow 30         05/03/04                  N/A                 N/A   $           5,033

                                           SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID
                                  FUND      FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
                               INCEPTION         ENDED               ENDED               ENDED
         FUND NAME                DATE           2002                2003                 2004
----------------------------------------------------------------------------------------------------
Nova                           05/07/97    $         111,655   $         113,887   $         220,912
Ursa                           06/09/97    $          65,607   $         103,967   $         116,890
OTC                            05/07/97    $         268,616   $         280,338   $         333,090
Arktos                         05/21/01    $          43,804   $          93,599   $         111,451
Medius                         10/01/01    $           4,959   $          37,468   $          69,483
Mekros                         10/01/01    $          12,050   $          91,251   $         154,427
U.S. Government Bond           05/01/03    $          35,649   $          92,198   $         138,301
Juno                           08/18/97                  N/A   $          36,249   $         126,412
Large-Cap Europe               10/01/01    $           6,608   $          28,278   $          71,857
Large-Cap Japan                10/01/01    $          10,455   $          30,555   $          45,873
Sector Rotation                05/01/02    $          10,247   $          27,895   $          57,711
Core Equity                       N/A                    N/A                 N/A                 N/A
Large-Cap Value                05/03/04                  N/A                 N/A   $          16,488
Large-Cap Growth               05/03/04                  N/A                 N/A   $          13,369
Mid-Cap Value                  05/03/04                  N/A                 N/A   $          18,218
Mid-Cap Growth                 05/03/04                  N/A                 N/A   $          14,716
Inverse Mid-Cap                05/03/04                  N/A                 N/A   $           3,373
Small-Cap Value                05/03/04                  N/A                 N/A   $          40,940
Small-Cap Growth               05/03/04                  N/A                 N/A   $          31,429
Inverse Small-Cap              05/03/04                  N/A                 N/A   $          26,391
Banking                        05/02/01    $          11,040   $          17,863   $          51,185
Basic Materials                05/02/01    $           5,644   $          24,151   $          79,289
Biotechnology                  05/02/01    $           6,408   $          24,480   $          41,969
Consumer Products              05/29/01    $          10,637   $          18,334   $          68,310
Electronics                    08/03/01    $           5,031   $          27,324   $          21,047
Energy                         05/29/01    $           6,921   $          16,872   $         116,272
Energy Services                05/02/01    $           8,059   $          10,971   $          50,795

                                           SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID
                                  FUND      FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
                               INCEPTION         ENDED               ENDED               ENDED
         FUND NAME                DATE           2002                2003                 2004
----------------------------------------------------------------------------------------------------
Financial Services             07/20/01    $          10,520   $          23,313   $          67,786
Health Care                    06/19/01    $          14,005   $          33,912   $          72,991
Internet                       05/24/01    $           2,917   $          22,231   $          64,981
Leisure                        05/22/01    $           6,447   $          23,210   $          59,792
Precious Metals                05/29/97    $          32,637   $          64,679   $          88,554
Real Estate                    10/01/01    $           1,916   $          20,177   $          49,378
Retailing                      07/23/01    $           5,384   $          25,259   $          44,622
Technology                     05/02/01    $          10,293   $          36,280   $          43,957
Telecommunications             07/27/01    $           3,568   $          15,363   $          49,863
Transportation                 06/11/01    $           6,321   $          11,363   $          52,622
Utilities                      05/02/01    $          17,615   $          28,899   $          38,225
U.S. Government Money Market   05/07/97    $         322,069   $         719,164   $         753,917



Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Nova, Ursa, OTC, U.S. Government Bond, Precious Metals, and U.S. Government Money Market Funds. Certain officers and trustees of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2002, December 31, 2003, and December 31, 2004, the Servicer received the following fees:



                                              ACCOUNTING          ACCOUNTING          ACCOUNTING
                                  FUND     SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID
                               INCEPTION    FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
       FUND NAME                  DATE        ENDED 2002          ENDED 2003          ENDED 2004
----------------------------------------------------------------------------------------------------
Titan 500                      10/01/01    $           2,269   $          15,154   $          28,049
Tempest 500                       N/A                    N/A                 N/A                 N/A
Velocity 100                   10/01/01    $           4,382   $          14,289   $          31,728
Venture 100                       N/A                    N/A                 N/A                 N/A

                                              ACCOUNTING          ACCOUNTING          ACCOUNTING
                                  FUND     SERVICE FEES PAID   SERVICE FEES PAID   SERVICE FEES PAID
                               INCEPTION    FOR FISCAL YEAR     FOR FISCAL YEAR     FOR FISCAL YEAR
       FUND NAME                  DATE        ENDED 2002          ENDED 2003          ENDED 2004
----------------------------------------------------------------------------------------------------
Long Dynamic Dow 30            05/03/04                  N/A                 N/A   $           2,662
Inverse Dynamic Dow 30         05/03/04                  N/A                 N/A   $           2,013
Nova                           05/07/97    $          49,821   $          45,555   $          88,365
Ursa                           06/09/97    $          27,652   $          41,587   $          46,756
OTC                            05/07/97    $         121,575   $         112,135   $         133,236
Arktos                         05/21/01    $          18,299   $          37,440   $          44,580
Medius                         10/01/01    $           2,047   $          14,987   $          27,793
Mekros                         10/01/01    $           4,909   $          36,500   $          61,771
U.S. Government Bond           05/01/03    $          18,093   $          36,879   $          55,320
Juno                           08/18/97                  N/A   $          14,499   $          50,565
Large-Cap Europe               10/01/01    $           2,736   $          11,311   $          28,743
Large-Cap Japan                10/01/01    $           4,279   $          12,222   $          18,349
Sector Rotation                05/01/02    $           4,098   $          11,158   $          23,084
Core Equity                       N/A                    N/A                 N/A                 N/A
Large-Cap Value                05/03/04                  N/A                 N/A   $           6,595
Large-Cap Growth               05/03/04                  N/A                 N/A   $           5,348
Mid-Cap Value                  05/03/04                  N/A                 N/A   $           7,287
Mid-Cap Growth                 05/03/04                  N/A                 N/A   $           5,887
Inverse Mid-Cap                05/03/04                  N/A                 N/A   $           1,349
Small-Cap Value                05/03/04                  N/A                 N/A   $          16,376
Small-Cap Growth               05/03/04                  N/A                 N/A   $          12,572
Inverse Small-Cap              05/03/04                  N/A                 N/A   $          10,556
Banking                        05/02/01    $           4,489   $           7,145   $          20,474
Basic Materials                05/02/01    $           2,329   $           9,660   $          31,716
Biotechnology                  05/02/01    $           2,773   $           9,792   $          16,788
Consumer Products              05/29/01    $           4,372   $           7,334   $          27,324
Electronics                    08/03/01    $           2,107   $          10,930   $           8,418
Energy                         05/29/01    $           2,841   $           6,749   $          46,509
Energy Services                05/02/01    $           3,293   $           4,389   $          20,318
Financial Services             07/20/01    $           4,403   $           9,325   $          27,115
Health Care                    06/19/01    $           5,729   $          13,565   $          29,196
Internet                       05/24/01    $           1,246   $           8,892   $          25,992
Leisure                        05/22/01    $           2,613   $           9,284   $          23,917
Precious Metals                05/29/97    $          13,238   $          25,871   $          35,421
Real Estate                    10/01/01    $             779   $           8,071   $          19,751
Retailing                      07/23/01    $           2,237   $          10,103   $          17,849
Technology                     05/02/01    $           4,356   $          14,512   $          17,583
Telecommunications             07/27/01    $           1,475   $           6,145   $          19,945
Transportation                 06/11/01    $           2,571   $           4,545   $          21,049
Utilities                      05/02/01    $           7,082   $          11,560   $          15,290
U.S. Government Money Market   05/07/97    $         166,985   $         277,494   $         286,130

DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as the distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust.


INVESTOR SERVICES PLAN

Pursuant to an Investor Services Plan dated December 31, 1998, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.


For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Funds' average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

Following are the fees paid under this plan for the fiscal year ended December 31, 2004:


                               INVESTOR SERVICE   INVESTOR SERVICE
      FUND NAME*                FEES PAID (%)       FEES PAID ($)
------------------------------------------------------------------
Titan 500                                   .25   $         70,123
Tempest 500                                 N/A                N/A
Velocity 100                                .25   $         79,318
Venture 100                                 N/A                N/A
Long Dynamic Dow 30                         .25   $          6,655
Inverse Dynamic Dow 30                      .25   $          5,033
Nova                                        .25   $        220,912
Ursa                                        .25   $        116,890
OTC                                         .25   $        333,090

                               INVESTOR SERVICE   INVESTOR SERVICE
      FUND NAME*                FEES PAID (%)       FEES PAID ($)
------------------------------------------------------------------
Arktos                                      .25   $        111,451
Medius                                      .25   $         69,483
Mekros                                      .25   $        154,427
U.S. Government Bond                        .25   $        138,301
Juno                                        .25   $        126,412
Large-Cap Europe                            .25   $         71,857
Large-Cap Japan                             .25   $         45,873
Sector Rotation                             .25   $         57,711
Core Equity                                 N/A                N/A
Large-Cap Value                             .25   $         16,488
Large-Cap Growth                            .25   $         13,369
Mid-Cap Value                               .25   $         18,218
Mid-Cap Growth                              .25   $         14,716
Inverse Mid-Cap                             .25   $          3,373
Small-Cap Value                             .25   $         40,940
Small-Cap Growth                            .25   $         31,429
Inverse Small-Cap                           .25   $         26,391
Banking                                     .25   $         51,185
Basic Materials                             .25   $         79,289
Biotechnology                               .25   $         41,969
Consumer Products                           .25   $         68,310
Electronics                                 .25   $         21,047
Energy                                      .25   $        116,272
Energy Services                             .25   $         50,795
Financial Services                          .25   $         67,786
Health Care                                 .25   $         72,991
Internet                                    .25   $         64,981
Leisure                                     .25   $         59,792
Precious Metals                             .25   $         88,554
Real Estate                                 .25   $         49,378
Retailing                                   .25   $         44,622
Technology                                  .25   $         43,957
Telecommunications                          .25   $         49,863
Transportation                              .25   $         52,622
Utilities                                   .25   $         38,225
U.S. Government Money Market                .25   $        753,917


COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with or interested persons of the Advisor.


BUSINESS CONTINUITY AND DISASTER RECOVERY
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.



                                             PERCENTAGE
                               NUMBER OF       OF FUND          NAME AND ADDRESS OF BENEFICIAL
       FUND NAME                SHARES         SHARES                       OWNER
---------------------------------------------------------------------------------------------------
Large-Cap Europe              886670.15      68.09        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Large-Cap Europe              321756.74      24.71        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Large-Cap Japan               250663.01      65.75        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Large-Cap Japan               26684.91       7.00         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Large-Cap Japan               96734.79       25.37        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Mekros                        405103.94      48.07        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Mekros                        69851.36       8.29         NATIONWIDE INSURANCE COMPANY
                                                          NWVLI6
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          PO BOX 182029
                                                          COLUMBUS, OH 43218-2029

Mekros                        63002.11       7.48         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Mekros                        266947.00      31.68        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Medius                        798548.05      62.15        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029
                                                          43218-2029

Medius                        382358.29      29.76        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

US Government Money Market    35719451.11    11.83        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

US Government Money Market    28870963.51    9.56         SUN LIFE FINANCIAL
                                                          PO BOX 9133
                                                          WELLESLEY HILLS, MA 02481

US Government Money Market    221235320.55   73.27        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE  ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

US Government Bond            1458707.26     56.17        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

US Government Bond            154196.68      5.94         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

US Government Bond            434657.78      16.74        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

US Government Bond            331627.17      12.77        FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Juno                          941578.83      32.04        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Juno                          170714.80      5.81         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Juno                          1219787.81     41.50        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Juno                          401049.92      13.65        PHOENIX HOME LIFE VARIABLE
                                                          INSURANCE COMPANY
                                                          10 KREY BLVD
                                                          RENSSELAER, NY 12144

Nova                          4482557.06     44.71        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Nova                          718648.08      7.17         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Nova                          1245440.55     12.42        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Nova                          1260036.07     12.57        FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Nova                          614417.24      6.13         PHOENIX HOME LIFE VARIABLE
                                                          INSURANCE COMPANY
                                                          10 KREY BLVD
                                                          RENSSELAER, NY 12144

Nova                          1131780.40     11.29        AMERICAN SKANDIA LIFE ASSURANCE CO
                                                          SAB ACCOUNT
                                                          ONE CORPORATE DRIVE
                                                          PO BOX 883
                                                          SHELTON, CT 06484-0883

Precious Metals               1061121.58     31.50        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Precious Metals               1824064.64     54.14        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Ursa                          2272222.70     26.60        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Ursa                          1587388.07     18.58        AMERITAS LIFE INSURANCE COMPANY
                                                          LLVA
                                                          PO BOX 81889
                                                          LINCOLN, NE 68501

Ursa                          3674315.99     43.01        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

918                           814995.02      12.66        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

OTC                           663809.37      10.31        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

OTC                           874310.85      13.58        GE LIFE AND ANNUITY INSURANCE CO
                                                          ATTN: VARIABLE ACCOUNTING
                                                          6610 WEST BROAD STREET
                                                          RICHMOND, VA 23230

OTC                           480256.77      7.46         SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

OTC                           2670830.03     41.50        AMERICAN SKANDIA LIFE ASSURANCE CO
                                                          SAB ACCOUNT
                                                          ONE CORPORATE DRIVE
                                                          PO BOX 883
                                                          SHELTON, CT 06484-0883

Arktos                        760913.91      46.72        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Arktos                        728582.54      44.73        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Titan 500                     929598.86      60.53        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Titan 500                     208372.05      13.57        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Titan 500                     315726.86      20.56        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Velocity 100                  572938.52      35.86        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Velocity 100                  314703.75      19.70        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Velocity 100                  657579.25      41.16        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Energy                        1290094.38     52.07        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Energy                        186133.86      7.51         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Energy                        735725.48      29.69        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Energy                        127092.01      5.13         TRANSAMERICA LIFE INSURANCE COMPANY
                                                          ATTN: FMG ACCOUNTING - MS4410
                                                          4333 EDGEWOOD ROAD NORTHEAST
                                                          CEDAR RAPIDS, IA 52499

Financial Services            585663.54      72.21        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Financial Services            136888.63      16.88        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Financial Services            60630.67       7.48         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Health Care                   704410.04      63.81        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Health Care                   222127.94      20.12        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Health Care                   67631.92       6.13         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Health Care                   80008.30       7.25         SAGE LIFE ASSURANCE COMPANY
                                                          969 HIGH RIDGE RD
                                                          STE 200
                                                          STAMFORD, CT 06905

Technology                    371019.82      40.23        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Technology                    124133.50      13.46        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Technology                    411678.54      44.64        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Basic Materials               1020345.01     58.03        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Basic Materials               607361.96      34.54        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Consumer Products             797151.88      66.40        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Consumer Products             302238.41      25.18        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Leisure                       1224362.11     76.22        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Leisure                       251957.87      15.69        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Leisure                       85659.04       5.33         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Retailing                     519738.37      70.37        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Retailing                     64840.82       8.78         SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Retailing                     66588.79       9.02         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Retailing                     76184.69       10.31        SAGE LIFE ASSURANCE COMPANY
                                                          969 HIGH RIDGE RD
                                                          STE 200
                                                          STAMFORD, CT 06905

Telecommunications            601256.05      75.36        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Telecommunications            54023.15       6.77         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Telecommunications            87538.88       10.97        FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Transportation                910924.03      68.72        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Transportation                294986.75      22.25        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Transportation                67875.81       5.12         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Energy Services               1302052.74     50.00        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Energy Services               165820.30      6.37         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Energy Services               1012338.19     38.88        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Banking                       375654.76      75.87        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Banking                       62447.41       12.61        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Banking                       49255.75       9.95         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Biotechnology                 128897.33      26.61        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Biotechnology                 34996.48       7.23         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Biotechnology                 313856.95      64.80        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Electronics                   217044.08      39.18        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Electronics                   90292.41       16.30        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Electronics                   239783.26      43.28        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Internet                      135604.69      45.13        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Internet                      67477.40       22.46        JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Internet                      91963.68       30.61        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Utilities                     1023094.70     49.31        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Utilities                     173745.22      8.37         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Utilities                     825793.14      39.80        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Real Estate                   312340.16      55.99        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Real Estate                   29304.62       5.25         JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                                                          ATTN: SEPERATE ACCOUNT
                                                          9920 CORPORATE CAMPUS
                                                          SUITE 1000
                                                          LOUISVILLE, IN 40223

Real Estate                   208844.65      37.44        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Long Dynamic Dow 30           160521.04      33.23        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Long Dynamic Dow 30           288279.57      59.67        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Inverse Dynamic Dow 30        57570.68       72.58        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Inverse Dynamic Dow 30        5633.19        7.10         NATIONWIDE INSURANCE COMPANY
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Inverse Dynamic Dow 30        6024.69        7.60         SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Inverse Dynamic Dow 30        5633.19        7.10         SECURITY BENEFIT LIFE (SEED ACCOUNT)
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Inverse Small-Cap             236352.10      61.73        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Inverse Small-Cap             127413.40      33.28        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Small-Cap Value               208886.58      30.89        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Small-Cap Value               388249.83      57.41        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Small-Cap Value               50668.76       7.49         FSBL VARIABLE ACCOUNT A
                                                          ATTN: DENISE MACHELL - FINANCE
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Small-Cap Growth              150105.74      35.15        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Small-Cap Growth              239316.78      56.05        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Mid-Cap Value                 429908.34      43.97        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Mid-Cap Value                 523531.73      53.54        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Mid-Cap Growth                272357.45      30.78        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Mid-Cap Growth                569638.99      64.38        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Inverse Mid-Cap               22901.61       33.59        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Inverse Mid-Cap               5500.00        8.07         NATIONWIDE INSURANCE COMPANY
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Inverse Mid-Cap               30562.85       44.82        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Inverse Mid-Cap               5500.00        8.07         SECURITY BENEFIT LIFE (SEED ACCOUNT)
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Large-Cap Value               323330.25      63.05        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Large-Cap Value               141175.71      27.53        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Large-Cap Growth              157704.03      66.71        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Large-Cap Growth              51265.84       21.69        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Sector Rotation               698853.32      29.74        NATIONWIDE INSURANCE COMPANY
                                                          NWVA4
                                                          C/O IPO PORTFOLIO ACCOUNTING
                                                          P.O. BOX 182029
                                                          COLUMBUS, OH 43218-2029

Sector Rotation               535455.38      22.78        SECURITY BENEFIT LIFE INSURANCE CO
                                                          SBL VARIABLE ANNUITY ACCOUNT XIV
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Sector Rotation               267305.12      11.37        SECURITY BENEFIT LIFE
                                                          FBO UNBUNDLED
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Sector Rotation               137416.86      5.85         SECURITY BENEFIT LIFE
                                                          FBO ADVANCE DESIGNS
                                                          ONE SECURITY BENEFIT PLACE
                                                          TOPEKA, KS 66636-0001

Sector Rotation               274581.71      11.68        PHOENIX HOME LIFE VARIABLE
                                                          INSURANCE COMPANY
                                                          10 KREY BLVD
                                                          RENSSELAER, NY 12144


DETERMINATION OF NET ASSET VALUE


The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.


The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds' price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The Stoxx 50(SM) Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund in those CBOT-traded portfolio securities or
(ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.


OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.


The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.


The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.


INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND
In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                     YIELD = 2[(a-b)/cd +1](TO THE POWER OF 6)-1

     Where:  a =     dividends and interest earned during the period;

             b =     expenses accrued for the period (net of reimbursements);

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

             d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.


The Bond Fund's yield, as of December 31, 2004, based on a thirty-day base period, was approximately 3.27%.


THE MONEY MARKET FUND

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended December 31, 2004, were 0.79% and 0.79%, respectively.


The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time. In addition, as of December 6, 2004, the U.S. bond market will likely close early the day before Columbus Day and Veterans' Day, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.


The Money Market and Bond Funds intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends daily. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market and Bond Funds.


The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account.


With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company for tax purposes. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Shares of the Funds will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.


For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance prospectus. You should consult with your tax adviser regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.


SECTION 817(h) DIVERSIFICATION

Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

REGULATED INVESTMENT COMPANY STATUS

Each of the Funds intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.


Accordingly, each Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified, publicly traded partnerships.


Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% requirement test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% requirement test.


In addition, each Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.


Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, in such case, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

FEDERAL EXCISE TAX

It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated assets accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies, and certain trusts under qualified pension and retirement plans.

SPECIAL CONSIDERATIONS APPLICABLE TO THE INTERNATIONAL FUNDS, SECTOR FUNDS AND STRATEGIC FUNDS

In general, with respect to the International Funds, Sector Funds and Strategic Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to the aforementioned special treatment under the Code. In general, therefore, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS AND OTHER COMPLEX SECURITIES

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than

10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.


Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


OTHER INFORMATION


PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of December 31, 2004, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg and Standard & Poor's.

The Funds' Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.


VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES


You may visit the Trust's web site at www.rydexinvestments.com or call 800-820-0888 or 301-296-5100 to obtain information on account statements, procedures, and other related information.


INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or by Dow Jones. S&P and Dow Jones make no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P Indexes to track general stock market performance. S&P and Dow Jones' only relationship to Rydex Investments is the licensing of certain trademarks and trade names of S&P and of Dow Jones and of the S&P Indexes and Dow Jones Industrial Average(SM) which is determined, composed and calculated by S&P and Dow Jones, respectively, without regard to Rydex Investments or the Rydex Funds. S&P and Dow

Jones have no obligation to take the needs of Rydex Investments or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indexes or the Dow Jones Industrial Average(SM), respectively. S&P and Dow Jones are not responsible for and have not participated in the determination of the prices and amount of the Rydex Funds, the timing of the issuance or sale of the Rydex Funds, or in the determination or calculation of the net asset value of the Rydex Funds. S&P and Dow Jones have no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P AND DOW JONES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGE(SM), RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND DOW JONES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGE(SM) , RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. S&P AND DOW JONES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGE(SM) , RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR DOW JONES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND RYDEX INVESTMENTS.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN


PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm to the Trust and each of the Funds.

U. S. Bank (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.


FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS GROUP
CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION


         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


         - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

         - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

         - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES

         A.       Proxy Voting Policies

                  Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.


                  The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.


         B.       Proxy Voting Procedures

                  Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments,

IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

         - Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

         - Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

         - Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and


         - Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

         - Managing a pension plan for a company whose management is soliciting proxies;


         - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

         - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:


         - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

         - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex

                  Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

         - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

         - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).




IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS


         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.


V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

         (i)      The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)     The shareholder meeting date;

         (v)      A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;


         (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and


         (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION


         Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.


         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING

         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;

         (ii)     Proxy Statements received regarding client securities;

         (iii)    Records of votes cast on behalf of clients;

         (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

         (v)      Records of client requests for proxy voting information.

         With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex

Investments may keep Fund client records as part of Rydex Investments' records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                                  Vote With Mgt.
B.  Chairman and CEO is the Same Person                                         Vote With Mgt.
C.  Majority of Independent Directors                                           Vote With Mgt.
D.  Stock Ownership Requirements                                                Vote With Mgt.
E.  Limit Tenure of Outside Directors                                           Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection               Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                              Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                          Vote With Mgt.
B.  Reimburse Proxy Solicitation                                                Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                                          Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                                          Vote With Mgt.
B.  Cumulative Voting                                                           Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                                Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                             Case-by-Case
B.  Fair Price Provisions                                                       Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                                         Vote With Mgt.
B.  Equal Access                                                                Vote With Mgt.
C.  Bundled Proposals                                                           Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                                  Vote With Mgt.
B.  Stock Splits                                                                Vote With Mgt.
C.  Reverse Stock Splits                                                        Vote With Mgt.
D.  Preemptive Rights                                                           Vote With Mgt.
E.  Share Repurchase Programs                                                   Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and                                Case-by-Case
      Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes                       Vote With Mgt.
C.  Employee Stock Ownership Plans                                              Vote With Mgt.
D.  401(k) Employee Benefit Plans                                               Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                              Vote With Mgt.
B.  Voting on Reincorporation Proposals                                         Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                                    Case-by-Case
B.  Corporate Restructuring                                                     Vote With Mgt.
C.  Spin-Offs                                                                   Vote With Mgt.
D.  Liquidations                                                                Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                                       Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            800.820.0888 301.296.5100

                            WWW.RYDEXINVESTMENTS.COM

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds"):

                                  AMERIGO FUND

                                  CLERMONT FUND

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated May 1, 2005. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

                       The date of this SAI is May 1, 2005

GENERAL INFORMATION ABOUT THE TRUST                                              1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS                                 1

INVESTMENT RESTRICTIONS                                                         24

PORTFOLIO TRANSACTIONS AND BROKERAGE                                            26

MANAGEMENT OF THE TRUST                                                         28

PRINCIPAL HOLDERS OF SECURITIES                                                 41

DETERMINATION OF NET ASSET VALUE                                                41

PURCHASE AND REDEMPTION OF SHARES                                               42

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                             42

OTHER INFORMATION                                                               45

COUNSEL                                                                         46

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN                     46

FINANCIAL STATEMENTS                                                            46

APPENDIX A                                                                      47

APPENDIX B                                                                      49

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares that are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has forty-seven separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to shares of the Amerigo Fund and the Clermont Fund (each a "Fund," and collectively the "Funds") only.

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). To obtain historical financial information about the Rydex Subaccounts, please call 800.820.0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL


Each Fund's investment objective and principal investment strategies are described in the Trust's Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.


Each Fund pursues its strategy by investing primarily in other investment companies ("underlying funds"), including exchange-traded funds ("ETFs"), open-end investment companies (commonly referred to as "mutual funds") and closed-end investment companies ("closed-end funds"). In addition, each Fund may invest, to a lesser extent, directly in individual securities or in derivatives, such as options and futures.


Investment management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may be used by the Funds if, in the opinion of the Advisor or the Sub-Advisor (as defined below), these strategies will be advantageous to the Funds. Each Fund is free to reduce or eliminate its activities with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.


The following pages contain more detailed information about the types of instruments in which a Fund or underlying fund may invest, strategies the Sub-Advisor may employ in pursuit of a Fund's investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Funds may invest in the following instruments either directly, or through its investments in other investment companies (the "underlying funds"). The Sub-Advisor may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES
Adjustable rate securities (I.E., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.


Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (I.E., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.


BELOW INVESTMENT-GRADE DEBT SECURITIES
Each Fund may invest its net assets in debt securities that are rated below "investment grade" by Standard and Poor's ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, are deemed by the Sub-Advisor to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Advisor continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund's investment objective may be more dependent on the Sub-Advisor's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Advisor attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Advisor will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

BORROWING
The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds may use leverage during periods when the Sub-Advisor believes that the respective Fund's investment objective would be furthered.


Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended, (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Sub-Advisor deems appropriate in connection with any borrowings.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES
Each Fund may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER
Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CURRENCY TRANSACTIONS
Although the Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Sub-Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Sub-Advisor believes that the value of the krone will decline against the U.S. dollar, the Sub-Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

DEALER (OVER-THE-COUNTER) OPTIONS
Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Funds will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Funds will

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seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the U.S. Securities and Exchange Commission (the "SEC") has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Funds will change their treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds' interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds' net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures.

Each Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Sub-Advisor to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Advisor will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometimes defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts which are converted from the foreign currency to the investor's currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (I.E., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (I.E., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (I.E., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (I.E., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FUTURES AND OPTIONS ON FUTURES
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.

No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may buy call options and write (sell) put options on securities, and may buy put options and write call options on securities for the purpose of realizing a Fund's investment objective. The Funds may purchase and write put and call options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing a Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


FOREIGN FUTURES AND OPTIONS
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

ILLIQUID SECURITIES
A Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the

1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.


Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Sub-Advisor.


INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds expect to invest in a number of underlying funds. A Fund and any "affiliated persons" of that Fund, as defined in the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding shares of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, each Fund's ability to invest fully in shares of those funds is restricted, and the Sub-Advisor must then, in some instances, select alternative investments that would not have been its first preference.

The Funds' investments in an underlying portfolio of mutual funds and closed-end funds involve certain additional expenses and certain tax results which would not be present in a direct investment in the underlying funds. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment Advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are shares of other investment companies which are traded on an exchange but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

The Funds may purchase shares of other investment companies to the extent consistent with applicable law and each Fund's investment limitations. ETFs, like other investment companies, typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of ETFs results in the layering of expenses, such that Fund shareholders would indirectly bear a proportionate share of any ETF's operating expenses.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including: market risk (the risk of fluctuating stock prices in general), asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include: the risk that ETFs may trade at a discount from their NAV and the risk that the ETFs may not be liquid.

ETFs may operate as open-end investment companies, closed-end investment companies or unit investment trusts.


OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities which, together with other such securities, may not exceed 15% of the Amerigo Fund's assets and 10% of the Clermont Fund's assets.


Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Funds may hold securities distributed by an underlying fund until the Sub-Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Sub-Advisor. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.


CLOSED-END INVESTMENT COMPANIES. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

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A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Sub-Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Sub-Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.


Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS
Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Sub-Advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES
The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the

Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (I.E., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

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PORTFOLIO TURNOVER

As discussed in the Trust's Prospectus, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Purchasing And Redeeming Shares" and "Financial Highlights" in the Trust's Prospectus). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.


"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REAL ESTATE INVESTMENT TRUSTS
The Funds may invest in real estate investment trusts ("REITs"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended, (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Funds may use reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Funds may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Funds may also engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, the Funds may make a short sale when a Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;"

interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Sub-Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.


The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
Each Fund may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Sub-Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WARRANTS
Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUNDS

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceed 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.


The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security (except for the fundamental limitation of borrowing described in paragraph 1 above. With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Advisor and the Board, the Sub-Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Sub-Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.


For the fiscal period ended December 31, 2003 and the fiscal year ended December 31, 2004 the Funds paid the following aggregate brokerage commissions:


                                              AGGREGATE BROKERAGE      AGGREGATE BROKERAGE
                              FUND            COMMISSIONS DURING       COMMISSIONS DURING
       FUND NAME         INCEPTION DATE       FISCAL PERIOD 2003        FISCAL YEAR 2004
------------------------------------------------------------------------------------------
VA Amerigo                  07/01/03              $    56,080           $        189,601

VA Clermont                 07/01/03              $    41,818           $         75,484



BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 ("1934 Act") and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended December 31, 2003, the Funds paid no brokerage commissions to affiliates. For the fiscal year ended December 31, 2004, the Funds paid $26,112 in brokerage commissions to affiliates.


The Sub-Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Sub-Advisor manages in such manner as the Sub-Advisor deems equitable. The main factors considered by the Sub-Advisor in making such allocations among the Funds and other client accounts of the Sub-Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In managing the investment portfolios of the Funds, the Sub-Advisor effects transactions with those brokers and dealers who the Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Sub-Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Sub-Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Sub-Advisor. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Sub-Advisor to cause the Funds to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Sub-Advisor determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided.

Such research services may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, analysis of corporate responsibility issues or in the form of access to various computer-generated data, computer hardware and software. Such research may be provided by brokers and dealers in the form of written reports, telephone contacts and personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives. Brokerage services and equipment may facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and brokers or dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions. In some cases, brokerage and research services are generated by third parties but are provided to the Advisor by or through brokers and dealers. The Sub-Advisor may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law. The Sub-Advisor may also pay cash for certain research services received from external sources.

In addition, the information and services received by the Sub-Advisor from brokers and dealers may not in all cases benefit the Funds directly. For example, such information and services received by the Sub-Advisor as a result of the brokerage allocation of one of the Funds may be of benefit to the Sub-Advisor in the management of other accounts of the Sub-Advisor, including another Fund of the Trust and other investment companies advised by the Sub-Advisor. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Advisor and thereby reduce the Sub-Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Sub-Advisor is not reduced by any amount that may be attributable to the value of such information and services.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares.


As of December 31, 2004, the Funds do not hold any securities of the Trust's "regular brokers or dealers:"


MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the forty-seven Funds in the Trust as well as other Funds in the Rydex Family of Funds, including the Funds of the Rydex Series Funds, Rydex Dynamic Funds and Rydex ETF Trust that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 87 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Board members. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Board member is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


INTERESTED TRUSTEE*

CARL G. VERBONCOEUR (52)

     Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable

     Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.


     *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Partner of Star Schield Tactical Allocation Research, a registered investment adviser, 2003 to present.

J. KENNETH DALTON (64)

     Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee, Rydex Capital Partners SPhinX Fund, 2003 to present. Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986. Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed Trust fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Colehour, Dalton, Demaret, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS. As discussed in the sections of this SAI entitled "Advisor" and "Sub-Advisor" below, the Board's continuance of the investment advisory agreement and the investment sub-advisory agreement (collectively, the "investment advisory agreements") must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the investment advisory agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisor's investment advisory agreement for the upcoming year. In addition, this year the Board called and held a separate meeting for the purpose of deciding whether to approve the Sub-Advisor's investment sub-advisory agreement for the upcoming year. In preparation for the meetings, the Board requested and reviewed a wide variety of information from the Advisor and the Sub-Advisor, as applicable. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew and/or approve the investment advisory agreements.


INVESTMENT ADVISORY AGREEMENT

Before this year's meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the performance of the Trust's other Funds compared with similar mutual funds.


At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Trust; and (c) agreed to renew the investment advisory agreement for another year.


INVESTMENT SUB-ADVISORY AGREEMENT


At a meeting dated February 11, 2005, the Board discussed the initial approval, for a two-year period, of the Sub-Advisor's investment sub-advisory agreement with the Advisor. Before the meeting, the Board requested and received written materials from the Advisor and the Sub-Advisor, as applicable, about: (a) the quality of the Sub-Advisor's investment management and other services; (b) the Sub-Advisor's investment management personnel; (c) the Advisor's and Sub-Advisor's operations and financial condition; (d) the Sub-Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the fees that the Advisor pays the Sub-Advisor for providing day-to-day investment management to the Funds; (f) the Sub-Advisor's compliance systems; (g) the Sub-Advisor's policies on and compliance procedures for personal securities transactions; and (h) the Sub-Advisor's reputation, expertise and resources in domestic financial markets.

Representatives from the Advisor and the Sub-Advisor presented oral and written information to the Board relating to the Sub-Advisor and other aspects of the investment sub-advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's and Sub-Advisor's oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the investment sub-advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that the terms of the investment sub-advisory agreement are fair and reasonable; (b) concluded that the fees to be paid to the Sub-Advisor by the Advisor are reasonable in light of the services that the Sub-Advisor provides to the Advisor and the Funds; and (c) agreed to approve the investment sub-advisory agreement for an initial two-year period.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.




                                DOLLAR RANGE OF FUND SHARES
                                (AMERIGO AND CLERMONT FUNDS      AGGREGATE DOLLAR RANGE OF SHARES IN ALL
         NAME                              ONLY)                    RYDEX FUNDS OVERSEEN BY TRUSTEE*
--------------------------------------------------------------------------------------------------------
Carl G. Verboncoeur*                     $      0                             over $100,000

Corey A. Colehour                        $      0                             over $100,000

J. Kenneth Dalton                        $      0                           $10,001 - $50,000

John O. Demaret                          $      0                             over $100,000

Patrick T. McCarville                    $      0                           $50,001 - $100,000

Roger Somers                             $      0                             over $100,000



*MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members serving during the fiscal year ended December 31, 2004, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:



                                                             PENSION OR            ESTIMATED
                                                             RETIREMENT             ANNUAL                 TOTAL
                                       AGGREGATE          BENEFITS ACCRUED         BENEFITS            COMPENSATION
       NAME OF PERSON,                COMPENSATION       AS PART OF TRUST'S          UPON                FROM FUND
          POSITION                     FORM TRUST             EXPENSES            RETIREMENT             COMPLEX *
------------------------------------------------------------------------------------------------------------------------
Carl Verboncoeur**                                N/A                  N/A                   N/A                     N/A

Corey A. Colehour,
Trustee                           $            15,475     $              0     $               0   $              79,500

J. Kenneth Dalton,
Trustee                           $            15,475     $              0     $               0   $              79,500

Roger Somers,
Trustee                           $            15,475     $              0     $               0   $              79,500

John O. Demaret,
Trustee                           $            15,475     $              0     $               0   $              85,500

Patrick T. McCarville,
Trustee                           $            15,475     $              0     $               0   $              79,500


* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST AND RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

** MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004. AS AN OFFICER OF THE ADVISOR, HE DOES NOT RECEIVE COMPENSATION FROM THE TRUST.


TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

OFFICERS

CARL G. VERBONCOEUR (52)

     Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and

     Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (34)

     Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present. Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; President of PADCO Advisors, Inc. and PADCO Advisors II. Inc., 2004 to present; Executive Vice President of PADCO Advisors, Inc., 1993 to present; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Chief Operating Officer of PADCO Advisors II, Inc., 2003 to present; Executive Vice President of PADCO Advisors II, Inc., 1996 to present; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC., investment adviser, 2003 to present; President of Rydex Capital Partners II, LLC., investment adviser, 2003 to present; Chief Operating Officer of Rydex Distributors, Inc. 2003 to present; Executive Vice President of Rydex Distributors, Inc. 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (41)

     Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

     Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present. Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). The Sub-Advisor has adopted its own Code of Ethics (the "Sub-Advisor's Code of Ethics") pursuant to Rule 17j-1, and the Sub-Advisor's Code of Ethics applies to the personal investing activities of the Sub-Advisor's access persons. Rule 17j-1, the Code of Ethics and the Sub-Advisor's Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics and the Sub-Advisor's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics and the Sub-Advisor's Code of Ethics are on file with the SEC, and are available to the public.


PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Variable Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. the Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISORY AGREEMENT
PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on July 5, 1994, together with PADCO Advisors, Inc., a registered investment adviser under common control and does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.


The Advisor monitors the performance, security holdings and investment management strategies of the Sub-Advisor (defined below) and, when appropriate, evaluates any potential new asset managers for the

Trust. The Advisor also ensures compliance with each Fund's investment policies and guidelines. The Board supervises the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions, including the Sub-Advisor and its affiliates, for their expenses in connection with the distribution of Fund shares or for providing shareholder and sales support services on behalf of the Funds, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor, dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of April 1, 2005, net assets under management of the Advisor and its affiliates were approximately $14 billion. Pursuant to the advisory agreement, the Trust pays the Advisor a fee of 0.90% at an annual rate based on the average daily net assets for each respective Fund.


For the fiscal period ended December 31, 2003, and the fiscal year ended December 31, 2004 the Advisor received the following investment advisory fees:


                                     ANNUAL        ADVISORY FEES PAID      ADVISORY FEES PAID
                       FUND       ADVISORY FEE      FOR FISCAL PERIOD       FOR FISCAL YEAR
                     INCEPTION     CONTRACTUAL            ENDED                  ENDED
   FUND NAME           DATE           RATE                 2003                   2004
--------------------------------------------------------------------------------------------
VA Amerigo          07/01/03         0.90%              $  129,011            $  783,106

VA Clermont         07/01/03         0.90%              $   69,268            $  479,067


THE SUB-ADVISORY AGREEMENT

Under an investment sub-advisory agreement dated April 30, 2004 between the Advisor and Clarke Lanzen Skalla Investment Firm, LLC ("CLS" or the "Sub-Advisor"), 4020 South 147th Street, Omaha, Nebraska, 68137, CLS serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund's portfolio. CLS has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989, and, as of April 1, 2005, manages approximately $2.2 billion in assets. The Sub-Advisor manages the day-to-day investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. CLS is a wholly-owned subsidiary of Northstar Financial Services Group, LLC ("Northstar"), a Nevada limited liability company. Northstar is owned 50% by W. Patrick Clarke, the current Chief Executive Officer of CLS, and 50% by Michael Miola.


For its services as investment sub-adviser, CLS is entitled to receive a fee from the Advisor, which is calculated daily and paid monthly, at an annual rate of 0.40% of each Fund's average daily net assets. In addition to providing sub-advisory services, the Sub-Advisor and its affiliates may provide shareholder and sales support services on behalf of the Funds.

For the fiscal period ended December 31, 2003, and the fiscal year ended December 31, 2004 the Sub-Advisor received the following investment advisory fees:

                                      ANNUAL SUB-        SUB-ADVISORY FEES       SUB-ADVISORY FEES
                         FUND         ADVISORY FEE    PAID FOR FISCAL PERIOD    PAID FOR FISCAL YEAR
                       INCEPTION      CONTRACTUAL              ENDED                   ENDED
   FUND NAME             DATE            RATE                  2003                     2004
----------------------------------------------------------------------------------------------------
VA Amerigo             07/01/03          0.40%             $      56,836           $    476,735

VA Clermont            07/01/03          0.40%             $      30,543           $    290,481



PORTFOLIO MANAGERS
This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:



                           REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                COMPANIES(1)                    VEHICLES(1)                  OTHER ACCOUNTS(1)
                        ----------------------------   ------------------------------   -----------------------------
                          NUMBER OF                      NUMBER OF                       NUMBER OF
       NAME               ACCOUNTS     TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------
Robert Jergovic,             2         $ 422,600,000         0            N/A                34,151   $ 2,205,311,319
Dennis Guenther,
and
Scott Kubie (team
managed)



(1) INFORMATION PROVIDED IS AS OF MARCH 17, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Sub-Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' receive an annual salary for their management of the Clermont and Amerigo Funds, which is based on market factors and the skill and experience of the individual. The portfolio managers are also eligible to receive a discretionary bonus. The discretionary bonus takes into account several factors including the Sub-Advisor's profitability (net income and ability to pay a bonus), the general performance of client accounts relative to market conditions and the performance of the Amerigo Fund based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the S&P 500 Index for the preceding one and three-year periods.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of March 30, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.



   PORTFOLIO MANAGER                FUND              DOLLAR RANGE OF FUND SHARES
----------------------------------------------------------------------------------
Robert Jergovic                  VA Amerigo                      $   0
                                VA Clermont                      $   0

Dennis Guenther                  VA Amerigo                      $   0
                                VA Clermont                      $   0

Scott Kubie                      VA Amerigo                      $   0
                                VA Clermont                      $   0


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.


In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of the Funds. Under the service agreement, the Servicer provides the Trust and the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Funds under federal and state securities laws. The Servicer also maintains the shareholder account records for the Funds, disburses dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Funds; the Funds reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Funds under the service agreement.

The Servicer received the following fees for the fiscal period ended December 31, 2003 and the fiscal year ended December 31, 2004:



                                                  SERVICE FEES PAID       SERVICE FEES PAID FOR FISCAL
                             FUND INCEPTION    FOR FISCAL PERIOD ENDED             YEAR ENDED
      FUND NAME                   DATE                   2003                         2004
------------------------------------------------------------------------------------------------------
VA Amerigo                      07/01/03             $   35,836                   $    217,529

VA Clermont                     07/01/03             $   19,241                   $    133,074



Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $30 million of the average daily net assets, one-twentieth of one percent (0.05%) on the next $20 million of the average daily net assets, one-thirty third of one percent (0.03%) on the next $50 million of the average daily net assets, and one-fiftieth of one percent

(0.02%) on the average daily net assets over $100 million. Certain officers and Board members of the Trust are also officers and directors of the Servicer.


The Servicer received the following fees for the fiscal period ended December 31, 2003 and the fiscal year ended December 31, 2004:


                                        ACCOUNTING SERVICE FEES
                                        PAID FOR FISCAL PERIOD       ACCOUNTING SERVICE FEES
                          FUND                   ENDED             PAID FOR FISCAL YEAR ENDED
    FUND NAME        INCEPTION DATE              2003                         2004
---------------------------------------------------------------------------------------------
VA Amerigo               07/01/03             $   14,335                  $  87,012

VA Clermont              07/01/03             $    7,696                  $  53,230


DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as the distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust.


DISTRIBUTION PLAN AND INVESTOR SERVICES PLAN

Each Fund has adopted a Distribution Plan and an Investor Services Plan. Under the Distribution Plan, the Distributor, or designated service providers determined by the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Investor Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to the Distributor, or designated Service Providers, as compensation for providing investor services to owners of Contracts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). These fees will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

Following are the fees paid under these plans for the fiscal year ended December 31, 2004:



                        INCEPTION         DISTRIBUTION PLAN        DISTRIBUTION PLAN
       FUND                DATE              FEES PAID (%)           FEES PAID ($)
------------------------------------------------------------------------------------
VA Amerigo               07/01/03                 0.25                    $  0

VA Clermont              07/01/03                 0.25                    $  0

                                           INVESTOR SERVICE
                        INCEPTION                PLAN           INVESTOR SERVICE PLAN
       FUND                DATE              FEES PAID (%)           FEES PAID ($)
-------------------------------------------------------------------------------------
VA Amerigo               07/01/03                 0.25                $  217,529

VA Clermont              07/01/03                 0.25                $  133,074


DESCRIPTION OF DISTRIBUTION AND INVESTOR SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Funds with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

COSTS AND EXPENSES

The Funds bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Board members' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Funds pay an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with or interested persons of the Advisor.


BUSINESS CONTINUITY AND DISASTER RECOVERY
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.



                          NUMBER OF       PERCENTAGE OF
    FUND NAME              SHARES          FUND SHARES      NAME AND ADDRESS OF BENEFICIAL OWNER
------------------------------------------------------------------------------------------------
Amerigo                  4436604.22           96.42         SECURITY BENEFIT LIFE INSURANCE CO
                                                            SBL VARIABLE ANNUITY ACCOUNT XIV
                                                            ONE SECURITY BENEFIT PLACE
                                                            TOPEKA, KS 66636-0001

Clermont                 3090675.72           95.43         SECURITY BENEFIT LIFE INSURANCE CO
                                                            SBL VARIABLE ANNUITY ACCOUNT XIV
                                                            ONE SECURITY BENEFIT PLACE
                                                            TOPEKA, KS 66636-0001


DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of each Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION

Each Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Funds will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Shares of each Fund will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance prospectus. You should consult with your tax advisor regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

SECTION 817(h) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of the Funds be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. The Funds ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), the Funds will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The Funds must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.

REGULATED INVESTMENT COMPANY STATUS
Each Fund intends to seek to qualify for, and elect to be treated as, a Regulated Investment Company ("RIC") under the Code. As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, a Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified, publicly traded partnerships.

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% requirement test.

In addition, each Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, in such case, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

FEDERAL EXCISE TAX
It is expected that the Funds will not be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated assets accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies, and certain trusts under qualified pension and retirement plans.

OPTIONS AND OTHER COMPLEX SECURITIES
The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of the Fund's shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of December 31, 2004, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg and Standard & Poor's.

The Funds' Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.


VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may visit the Trust's web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm to the Trust and the Funds.

U. S. Bank (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in"Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in"Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


         - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

         - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

         - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES
         A.       Proxy Voting Policies

                  Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.


                  The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.


         B.       Proxy Voting Procedures

                  Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

         - provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

         - deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

         - provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and


         - coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

- managing a pension plan for a company whose management is soliciting proxies;


- having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

- Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:


- REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

  - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

  - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

  - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS


         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.


V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

         (i)      The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)     The shareholder meeting date;

         (v)      A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;


         (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and


         (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING

         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;

         (ii)     Proxy Statements received regarding client securities;

         (iii)    Records of votes cast on behalf of clients;

         (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

         (v)      Records of client requests for proxy voting information.

         With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS
A.  Director Nominees in Uncontested Elections                                  Vote With Mgt.
B.  Chairman and CEO is the Same Person                                         Vote With Mgt.
C.  Majority of Independent Directors                                           Vote With Mgt.
D.  Stock Ownership Requirements                                                Vote With Mgt.
E.  Limit Tenure of Outside Directors                                           Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection               Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                              Vote With Mgt.

PROXY CONTESTS
A.  Voting for Director Nominees in Contested Election                          Vote With Mgt.
B.  Reimburse Proxy Solicitation                                                Vote With Mgt.

AUDITORS
A.  Ratifying Auditors                                                          Vote With Mgt.

PROXY CONTEST DEFENSES
A.  Board Structure - Classified Board                                          Vote With Mgt.
B.  Cumulative Voting                                                           Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                                Vote With Mgt.

TENDER OFFER DEFENSES
A.  Submit Poison Pill for shareholder ratification                             Case-by-Case
B.  Fair Price Provisions                                                       Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
A.  Confidential Voting                                                         Vote With Mgt.
B.  Equal Access                                                                Vote With Mgt.
C.  Bundled Proposals                                                           Vote With Mgt.

CAPITAL STRUCTURE
A.  Common Stock Authorization                                                  Vote With Mgt.
B.  Stock Splits                                                                Vote With Mgt.
C.  Reverse Stock Splits                                                        Vote With Mgt.
D.  Preemptive Rights                                                           Vote With Mgt.
E.  Share Repurchase Programs                                                   Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
A.  Shareholder Proposals to Limit Executive and                                Case-by-Case
      Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes                       Vote With Mgt.
C.  Employee Stock Ownership Plans                                              Vote With Mgt.
D.  401(k) Employee Benefit Plans                                               Vote With Mgt.

STATE OF INCORPORATION
A.  Voting on State Takeover Plans                                              Vote With Mgt.
B.  Voting on Reincorporation Proposals                                         Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
A.  Mergers and Acquisitions                                                    Case-by-Case
B.  Corporate Restructuring                                                     Vote With Mgt.
C.  Spin-Offs                                                                   Vote With Mgt.
D.  Liquidations                                                                Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
A.  Issues with Social/Moral Implications                                       Vote With Mgt.

                                     PART C

                                OTHER INFORMATION


ITEM 23.       EXHIBITS
--------       --------
(a)(1)         Certificate of Trust of Rydex Variable Trust (the "Registrant" or
               the "Trust") is incorporated herein by reference to Exhibit (a)
               of the Initial Registration Statement, filed on June 17, 1998.

(a)(2) Declaration of Trust of Rydex Variable Trust is incorporated herein by reference to Exhibit (a) of the Initial Registration
               Statement, filed on June 17, 1998.

(b) By-Laws of the Trust are incorporated herein by reference to Exhibit (b) of the Initial Registration Statement, filed on June
               17, 1998.

(c)            Not Applicable.

(d)(1) Advisory Agreement dated April 30, 2004 between the Registrant and PADCO Advisors II, Inc, d/b/a Rydex Investments is filed herewith.

(d)(2)         Investment Sub-Advisory Agreement dated April 30, 2003 between
               PADCO Advisors II, Inc., d/b/a Rydex Investments, and Clarke
               Lanzen Skalla Investment Firm, LLC is filed herewith.

(e)(1)         Distribution Agreement dated December 16, 2003 between the
               Registrant and Rydex Distributors, Inc. is filed herewith.

(e)(2)         Form of Participation Agreement between the Registrant and PADCO
               Financial Services, Inc. is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 1 as filed on
               October 16, 1998.

(e)(3)         Investor Service Agreement dated December 31, 1998 between the
               Registrant and PADCO Financial Services, Inc., d/b/a Rydex
               Distributors, Inc., is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 1 to this
               Registration Statement, filed on April 16, 1999.

(e)(4) Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed on April 16, 1999.

(e)(5)         Amendment dated February 25, 2000 to the Investor Services
               Agreement dated December 31, 1998 between the Registrant and
               PADCO Financial Services, Inc. is filed herewith.

(e)(6) Amendment dated February 25, 2000 to the Investor Services Plan dated December 31, 1998 is filed herewith.

(e)(7) Amendment dated August 28, 2000 to Investor Services Agreement dated December 31, 1998 between the Registrant and PADCO
               Financial Services, Inc. is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 6 to this
               Registration Statement, filed on April 20, 2001.

(e)(8) Amendment dated August 28, 2000 to the Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed on April 20, 2001.

(e)(9) Amendment dated May 21, 2001 to the Investor Services Agreement dated December 31, 1998 between the Registrant and Rydex
               Distributors, Inc. is filed herewith.

(e)(10)        Amendment dated May 21, 2001 to the Investor Services Plan dated
               December 31, 1998 is filed herewith.

(e)(11)        Amendment dated November 5, 2001 to the Investor Services
               Agreement dated December 31, 1998 between the Registrant and
               Rydex Distributors, Inc. is filed herewith.

(e)(12) Amendment dated November 5, 2001 to the Investor Services Plan dated December 31, 1998 is filed herewith.

(e)(13) Amendment dated May 20, 2002 to the Investor Services Agreement dated December 31, 1998 between the Registrant and Rydex
               Distributors, Inc. is filed herewith.

(e)(14)        Amendment dated May 20, 2002 to the Investor Services Plan dated
               December 31, 1998 is filed herewith.

(e)(15)        Amendment dated November 18, 2002 to the Investor Service
               Agreement dated December 31, 1998 between the Registrant and
               Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 11 to this
               Registration Statement, filed on November 26, 2002.

(e)(16) Amendment dated November 18, 2002 to the Investor Services Plan dated December 31, 1998 is filed herewith.

(e)(17)        Amendment dated February 14, 2003 to the Investor Services
               Agreement dated December 31, 1998 between the Registrant and
               Rydex Distributors, Inc. is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 12 to this
               Registration Statement, filed on February 14, 2003.

(e)(18) Amendment dated February 14, 2003 to the Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed on February 14, 2003.

(e)(19)        Amendment dated November 10, 2003 to the Investor Services
               Agreement dated December 31, 1998 between the Registrant and
               Rydex Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed on April 27, 2004.

(e)(20) Amendment dated November 10, 2003 to the Investor Services Plan dated December 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed on April 27, 2004.

(f)            Not Applicable.

(g) Custodian Agreement between the Registrant and Star Bank, N.A. is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed on October 16, 1998.

(h)(1) Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is filed herewith.

(h)(2)         Accounting Services Agreement dated August 11, 1998 between the
               Registrant and PADCO Service Company, Inc., d/b/a Rydex Fund
               Services, Inc., is incorporated herein by reference to Exhibit
               (h)(2) of Pre-Effective Amendment No. 1 to this Registration
               Statement, filed on October 16, 1998.

(h)(3)         Amendment dated August 28, 2000 to the Accounting Services
               Agreement dated August 11, 1998 between the Registrant and PADCO
               Service Company, Inc. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 6 to this
               Registration Statement, filed on April 20, 2001.

(h)(4)         Amendment dated November 18, 2002 to the Accounting Services
               Agreement dated August 11, 1998 between the Registrant and Rydex
               Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to this
               Registration Statement, filed on November 26, 2002.

(h)(5)         Amendment dated February 14, 2003 to the Accounting Services
               Agreement dated August 11, 1998 between the Registrant and PADCO
               Service Company, Inc. is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 12 to this
               Registration Statement, filed on February 14, 2003.

(h)(6)         Amendment dated November 10, 2003 to the Accounting Services
               Agreement dated August 11, 1998 between the Registrant and Rydex
               Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed on April 27, 2004.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)            Consents of Independent Registered Public Accounting Firm,
               PricewaterhouseCoopers LLP, is filed herewith.

(k)            Not Applicable.

(l)            Not Applicable.

(m) Distribution Plan dated February 14, 2003 is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 12 to this Registration Statement, filed on February 14, 2003.

(n)            Not Applicable.

(o)            Not Applicable.

(p)(1)         Combined Code of Ethics for Rydex Series Funds, Rydex Dynamic
               Funds, Rydex Variable Trust, Rydex ETF Trust, PADCO Advisors,
               Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc. d/b/a Rydex
               Investments, Rydex Distributors, Inc., and Rydex Fund Services,
               Inc. is filed herewith.

(p)(2) Code of Ethics for Clarke Lanzen Skalla Investment Firm, LLC is filed herewith.

(q)            Powers of Attorney for Albert P. Viragh, Jr.,
               Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton,
               John O. Demaret, Patrick T. McCarville, and Roger Somers is incorporated herein by reference to Exhibit (q) of Post-Effective
               Amendment No.6 to this Registration Statement, filed on April 20,
               2001.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not Applicable.

ITEM 25. INDEMNIFICATION

The Registrant is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust, dated as of June 11, 1998 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:


     (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

ADVISER

PADCO Advisors II, Inc., d/b/a Rydex Investments, (the "Advisor") is the investment adviser for the Trust. The principal address of the Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

The officers and directors of the Advisor are as follows:

     NAME                                   POSITION
     ----                                   --------
     Carl G. Verboncoeur                    Chief Executive Officer and Treasurer
     Michael P. Byrum                       President and Secretary

Additional information as to any other business, profession, vocation or employment of substantial nature engaged in by each such officer and director is included in the Trust's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for the Registrant, Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Capital Partners SPhinX Fund.


(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH          POSITIONS AND OFFICES
BUSINESS ADDRESS                    UNDERWRITER                         WITH REGISTRANT
------------------                  --------------------------          ---------------------
Carl G. Verboncoeur                 President, CEO, and Treasurer       President and CEO

Michael P. Byrum                    None                                Vice President

Nick Bonos                          None                                Vice President and Treasurer

Joanna M. Haigney                   None                                Secretary

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 18 to Registration Statement 333-57017 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 22nd day of April, 2005.



                                    RYDEX VARIABLE TRUST

                                    By: /s/ Carl G. Verboncoeur
                                        -----------------------
                                     Carl G. Verboncoeur
                                     President


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities on the dates indicated.



SIGNATURE                                  TITLE                                    DATE
---------                                  -----                                    ----
/s/ Carl G. Verboncoeur                    President and Chief Executive Officer    April 22, 2005
-----------------------------
Carl G. Verboncoeur

           *                               Member of the Board of Trustees          April 22, 2005
-----------------------------
Corey A. Colehour

           *                               Member of the Board of Trustees          April 22, 2005
-----------------------------
J. Kenneth Dalton

           *                               Member of the Board of Trustees          April 22, 2005
-----------------------------
John O. Demaret

           *                               Member of the Board of Trustees          April 22, 2005
-----------------------------
Patrick T. McCarville

           *                               Member of the Board of Trustees          April 22, 2005
-----------------------------
Roger Somers


* /s/ Carl G. Verboncoeur
  -----------------------
Carl G. Verboncoeur, Attorney in Fact, pursuant to powers of attorney previously filed.

                              RYDEX VARIABLE TRUST
                                  EXHIBIT INDEX



NUMBER         EXHIBIT:
------         --------
EX-99.D1       Advisory Agreement dated April 30, 2004.
EX-99.D2       Investment Sub-Advisory Agreement dated April 30, 2004.
EX-99.E1       Distribution Agreement dated December 16, 2003.
EX-99.E5       Amendment dated February 25, 2000 to the Investor Services Agreement.
EX-99.E6       Amendment dated February 25, 2000 to the Investor Services Plan.
EX-99.E9       Amendment dated May 21, 2001 to the Investor Services Agreement.
EX-99.E10      Amendment dated May 21, 2001 to the Investor Services Plan.
EX-99.E11      Amendment dated November 5, 2001 to the Investor Services Agreement.
EX-99.E12      Amendment dated November 5, 2001 to the Investor Services Plan.
EX-99.E13      Amendment dated May 20, 2002 to the Investor Services Agreement.
EX-99.E14      Amendment dated May 20, 2002 to the Investor Services Plan.
EX-99.E16      Amendment dated November 18, 2002 to the Investor Services Plan.
EX-99.H1       Amended and Restated Service Agreement dated November 15, 2004.
EX-99.I        Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.
EX-99.J        Consents of Independent Registered Public Accounting Firm,
               PricewaterhouseCoopers LLP.
EX-99.P1       Combined Code of Ethics for Rydex Series Funds, Rydex Dynamic
               Funds, Rydex Variable Trust, Rydex ETF Trust, PADCO Advisers,
               Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc. d/b/a
               Rydex Investements, Rydex Distributions, Inc. and Rydex Fund
               Services, Inc.
EX-99.P2       Code of Ethics for Clarke Lanzen Skalla Investment Firm LLC.